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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger Portfolios
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

Inspired by Change, Driven by Growth.

A pooled funding vehicle for:

- variable annuity contracts
- variable life insurance policies
- qualified pension plans
- qualified retirement plans

The Alger Portfolios

ANNUAL REPORT

December 31, 2010

Table of Contents

THE ALGER PORTFOLIOS

Letter to Our Shareholders (Unaudited)	1
Portfolio Highlights (Unaudited)	13
Portfolio Summary (Unaudited)	20
Schedules of Investments	22
Statements of Assets and Liabilities	70
Statements of Operations	72
Statements of Changes in Net Assets	74
Financial Highlights	78
Notes to Financial Statements	89
Report of Independent Registered Public Accounting Firm	110
Additional Information (Unaudited)	111

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Dear Shareholders,	January 28, 2011

Year in Review

The end of 2010 was a fitting conclusion to both an exciting and troubling decade during which change in our country and across the globe was never more evident. I have no doubt that events during the 10-year period will provide much for commentary, study, and entertainment for years to come. It was a decade ushered in by the Internet generating much optimism, which quickly faded, and a time of surprising resilience of the American spirit in our recovery from September 11. Americans embarked on a sobering reassessment of values and fundamentals (of both the financial and principled kind) of the Baby Boomer generation and the American Dream, including its course since World War II. The past year was a fitting way to conclude the decade as volatility and uncertainty dominated investor sentiment. Many investors, as in the past several years, reacted fearfully and continued to retreat from U.S. equities as growing concerns over slowing economic growth, European sovereign debt issues, unresolved government policies, persistently high rates of unemployment, and other challenges dominated all of our thoughts. Investor sentiment over those issues was clearly illustrated by mutual fund asset flows in 2010. During the first 11 months of the year, investors withdrew $29.6 billion from equity funds, according to the Investment Company Institute, (“ICI). In a continuation of the recent past, assets from equity funds and new flows to funds resulted in bond portfolios capturing $266.4 billion in assets.

Such sentiments, while both rational and understandable, were in our view misplaced in 2010. For during the year, like many periods following that of great distress, there was great progress, including adaptation to new realities and, indeed, success in our U.S. economy. In many sectors, leading companies in 2010 achieved not only improvements, but actual record results topping those achieved in 2007’s heady economy. While innovation and flexibility to adjust to new realities were key drivers to those kinds of results, the real key is motivation—the determination of employees and managers as well as clients to succeed and to move forward. Investors who focused on the fundamental success of companies, rather than the fear of uncertainty, and who used a disciplined strategy to seek equity opportunities were, broadly speaking, rewarded, as markets generated a 15.06% return as measured by the S&P 500 Index, easily exceeding the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

In our opinion, our market outlook for 2010 was very good. For the early part of the year, we expected a consolidation and correction of 2009 gains amidst policy uncertainty on the multiple fronts of healthcare, energy, and reform of financial regulations and fiscal policy. Markets exhibited much volatility: At one point in early July of 2010, the S&P 500 was down 10% for the year to date. We reacted by reiterating in our summer of 2010 Market Commentary that the market would rally strongly on both continued strong corporate earnings and diminishing uncertainty around policy and politics. And so it was: Markets rallied from September 1 to year-end, with the S&P 500 gaining 20.64%, resulting in a year of well-above average performance (historically) and, certainly, achieving performance that was far above expectations of U.S. equity investors.

During the final months of 2010, concerns grew over various economic challenges, including the euro debt crisis, but the year nevertheless ended on an optimistic note. In November, euro-zone leaders rolled out a $113 billion bailout for Ireland, which will address the country’s financing needs and help troubled banks. Yet, concerns over the stability of other European countries grew and Moody’s Investors Services downgraded its ratings on Spanish government debt while Standard and Poor’s lowered its ratings outlook for Belgium. Also troubling, only 39,000 jobs were created in the U.S. in November, considerably below the consensus forecast of 150,000. The unemployment rate, which is determined with a different survey methodology than job creation statistics, also disappointed, increasing 0.2 percentage points to 9.8% in November. On a positive note, strong retail spending helped boost investor optimism. For the three month period through November, year-over-year sales climbed 7.8%. For November, sales climbed 0.8% from October and reached the highest level since 2007. November also saw a 1.9% surge in utility output, while credit card delinquency rates declined. Moreover, the Commerce Department revised the third-quarter GDP growth rate upward twice, first to 2.5% from 2.0% and then to 2.6%. On the policy front, the biggest news was a second round of quantitative easing. Foreshadowed in Federal Reserve Chairman Ben Bernanke’s Jackson Hole speech in late August, the central bank’s action in early November of authorizing another $600 billion in purchases of fixed-income debt left no doubt among investors that the Fed will be resolute in its effort to stimulate the U.S. economy and to encourage investors to seek “risk assets” like equities, rather than continue to flood into low to “zero” yielding cash and bond investments.

The Road Ahead

We believe that strong corporate earnings, an improving outlook for the economy, and much improved sentiment among our holy trinity consisting of U.S. consumers, U.S. businesses, and U.S. investors will result in a good year for U.S. stocks. We think the S&P 500 should see 1500, or be up approximately 20% this year, on this combination of positive factors finally seen in a positive light. We are, however, not calling for the end of volatility and have concerns that the market may struggle to hold such gains, especially during the later portion of 2011. Risks that could derail our view include, especially, policy mistakes by either the U.S. or our global trading partners that result in either strict currency controls or trade restrictions, thus threatening what we at Alger continue to see as a multi-decade expansion of both global trade and, thus, global economic growth. Concerns over a weak real estate market and high rates of unemployment will also support volatility.

The recovery from the depths of the 2008 and 2009 financial crisis could not have happened without the underlying fundamental growth that comes from globalization. In the big picture, globalization is clearly a force that has improved the living standards of billions of people and has played a pivotal part in the recovery of our economy. Regarding the U.S., we believe the following items will support equity gains:

• Retail spending

• Hiring trends

• Corporate earnings from foreign markets

• Capital expenditures by cash rich corporations

• Dividend payments, stock buybacks, and mergers and acquisitions

• Demand for equities by retail investors

Retail Spending

With retail spending representing 70% of U.S. GDP, the weakened consumer is a considerable concern. However, in November and December, retail spending was surprisingly strong which, we believe, may indicate the start of a long trend of consumers finally loosening their purse strings. We note, as we have in the past, that publicly traded companies generally represent not the average retailer, but rather highly successful companies able to make some hay even when it’s cloudy. Similarly, upper income U.S. consumers are clearly feeling better—luxury goods and bigger ticket consumer purchases (with the exception of real estate) have recovered faster than many expected. A variety of encouraging developments, including increasing family wealth from equity gains and an improving outlook for the job market, may explain this change. The U.S. consumer’s balance sheet improved with strong equity gains occurring from July through September helping to offset the impact upon Americans’ wealth of declining real estate values. The end result is that Americans’ wealth increased 2.2% to approximately $54.9 trillion, according to the Federal Reserve. More importantly, Americans’ outlook for the economy has improved, with the Conference Board’s Consumer Confidence Index climbing 4.5 points to 54.1 in November, representing a five-month high.

Reasons for Optimism on the Job Front

The nation’s 9.8% unemployment rate is clearly another concern. According to the Bureau of Labor Statistics (BLS), the number of non-farm jobs in America declined from 137.9 million in January of 2008 to 130.5 million in November of 2010, a 5.37% decline.  Moreover, the Construction Sector as defined by the BLS lost 1.85 million jobs, or nearly one out of every four positions, during that timeframe, bringing the current total number of jobs to only 5.6 million. While employment contracted in most sectors during that period, the Goods Producing and Durable Goods sectors were also particularly problematic, losing roughly 17% of their jobs.  While Construction job losses continued during 2010, the Goods Producing and Durable Goods sectors started to add jobs, as did most sectors, with private industry creating jobs in each month of the year. Nevertheless, job growth has been painfully slow. According to the BLS, less than a million jobs were created from December of 2009 to November of 2010, which is a very modest improvement when considering that more than seven million jobs were lost over the past three years. Many economists, meanwhile, don’t expect hiring to gain steam this year, according to the Federal Reserve Bank of Philadelphia. It recently surveyed 43 economists who on average believe the economy this year will generate only 105,500 jobs per month. Yet, many companies appear to be hiring temporary workers as a stopgap measure while the economy strengthens. Indeed, temporary hiring has increased every month since August of 2009. The hiring trend, fortunately, appears ready to strengthen, with 45% of executives surveyed by the Business Roundtable in the fourth quarter of 2010 saying they expect their companies to hire workers over the next six months. That was the strongest reading since the start of the research in the fourth quarter of 2002. Moreover, the reduction of the Social Security withholding rate by two percentage points to 4.2% for 2011 may double the rate of job creation to 2.6 million this year, lowering the unemployment rate to below 9%, according to estimates by Moody’s Analytics.

Growth from Foreign Markets

U.S. companies’ fast-growing foreign operations have helped S&P 500 constituents increase profits every quarter since September of 2009, a trend which we expect to continue this year. According to S&P 500 estimates, operating earnings per share should reach $25.16 by the fourth quarter of 2011, up from $21.74 in the last quarter of 2010. Regarding non-U.S. revenues, as of April 30 of last year, 38.80% of S&P 500 corporate sales were in foreign markets, a figure which increased slightly to 39.65% as of mid-December. U.S. corporations’ access to foreign markets is significant as international growth is expected to outpace that of the U.S. with the International Monetary Fund (IMF) estimating that world GDP will grow 4.3% in 2011, dwarfing the 2.9% GDP growth forecast for America. Perhaps more impressive are expectations that GDP for certain countries, such as Brazil, China, and India, will grow at rates that exceed the global forecasts. Clearly, the U.S. stock market is not just a reflection of the U.S. economy. It is, instead, a gauge of the international marketplace and the success of U.S. companies in it.

Capital Expenditures

At the same time, corporate coffers are rich with cash, and businesses have pent up demand for new equipment, such as personal computers, data storage systems, and information networks, after having cut spending during “The Great Recession.” At the end of the third quarter, corporations held $1.93 trillion in cash, up from $1.8 trillion at the end of June, according to the Federal Reserve. Corporations now appear to be addressing the demand and we are encouraged to see an increase in corporate spending on technology, which we believe will help further stimulate the economy. On a broader scale, capital expenditures by S&P 500 companies in 2010 increased moderately from $2.99 billion in the first quarter to $3.07 billion in the fourth quarter. We believe this trend will strengthen as 59% of executives surveyed by the Business Roundtable said they expect their companies to increase capital expenditures over the next six months.

Dividends, Stock Buybacks, and Merger and Acquisitions

In 2010, nearly 48% of S&P 500 companies either started dividend payments or increased their dividends, according to data from FactSet. The additional income flowing to shareholders will help to stimulate the economy, but perhaps more important, it will help make equities more appealing, especially when considering that the yield on a 10-year bond at the end of 2010 was only 3.30%. In comparison, a typical stock dividend yield is 2% and corporate earnings or free cash flow yields are as high as 8%, 9%, or 10%. The volume of stock buybacks has also increased significantly, helping to support equity valuations while signaling that corporate executives have strong conviction regarding the values of their companies. Stock buybacks totaling more than $368 billion were announced in 2010, up from $125 billion in 2009, according to equity research firm Birinyi Associates, Inc.  Acquisitions and mergers are also gaining steam. In 2010, the total market cap of M&A activity by U.S. companies climbed to $738 billion, which is substantially below the $1.09 trillion in deals completed in 2008, according to Bloomberg. Nevertheless, deal volume last year exceeded the $718 billion of deals completed in 2009. We maintain that increasing levels of M&A activity illustrate that corporate executives believe that acquisition targets are either trading at attractive valuations or are desirable from a strategic point of view.

Investor Psychology

Investors’ strong preference for bond funds has pushed yields on fixed-income securities to historically low levels. We maintain that even a modest increase in interest rates will create substantial losses in bond funds, which may drive investors to sell fixed-income assets in favor of equities. The process may already have started. Toward the end of 2010, expectations that the economy is strengthening combined with the weakening financial health of municipalities and states sparked a decline in bond values, including those issued by corporations. Impressively, Wal-Mart Stores, Inc. 30-year bonds issued in the fourth quarter of 2010 with a historically low 5% yield dropped 5% in value, underscoring that fixed-income securities entail risk. In comparison, equity markets completed 2010 by recording their second year of solid gains, making stock investments appear attractive. If investors react to fixed-income losses by reallocating assets to equities, the impact on stock valuations could be significant as Americans have approximately $3 trillion invested in fixed-income mutual funds, according to the ICI. Bond investors may have already started to do so, pulling $7.4 billion in assets from fixed-income funds during the one-month period ended December 8. Even though the redemptions are modest, they represent the first period of bond outflows since 2008 and could represent the start of ongoing redemptions from fixed-income funds. One of the big surprises for 2011 could be the re-engagement of investors with U.S. equities, an event that we believe would be quite a fitting reversal of the past decade in which foreign and emerging markets, real estate, commodities and (finally) bonds and cash were favorites at the expense, in particular, of U.S. growth stocks.

Challenges for 2011

Going forward, fears over a potential worsening of the euro debt crisis will linger, but we believe that the European Financial Stability Facility, which was created in response to the problem, and the IMF will respond diligently if the situation worsens. Domestically, we are concerned that real estate could be a bigger “continuing” problem than perhaps expected. The data suggest that real estate values won’t recover any time soon with 9.5 months of inventory available as of November compared to six to seven months of inventory that was typically available prior to “The Great Recession,” according to the National Association of Realtors (NAR). Moreover, the S&P/Case-Shiller Home Price Index recorded a 0.8% year-over year decline in October of 2010, the biggest drop since the year-over-year decline recorded in December of 2009. Real estate sales also disappointed. In 2010, 4.85 million homes were expected to have been sold, according to NAR projections. In comparison, the highest number of homes sold during the past 10 years was 7.08 million in 2005.

However, we believe that the large amount of inventory and anemic sales have for the most part been “priced in” by the market. In other words, if the U.S. real estate market remains as it is, figuratively “bumping along the bottom” (without improvement), we believe that will be OK for the stock markets. However, if there is another large price decline, that will change our equities outlook for the 2011-2012 timeframe. Over the longer term, as measured by years, however, the real estate market certainly will improve. Construction of new homes has dropped considerably, limiting the supply of new homes. At present rates, new construction is below the U.S. natural rate of demand driven by household formation, population growth, and the economy. Affordability of homes stands at very attractive levels, so the issue turns on loan availability, employment, and, of course, confidence of the home buyer.

As always, we remain committed to our highly-disciplined and research-driven investment strategy of seeking growth companies with the right strategies, management, business models, and products to succeed in any economy. Similarly, we continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions. We believe our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term investment results for our clients.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 14.03% for the one-year period ended December 31, 2010, compared to the 17.64% return of its benchmark, the Russell 3000 Growth Index.

During the period, the largest sector weightings in the Alger Capital Appreciation Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Materials and Energy sectors was the most important contributor to performance, while sectors that detracted from performance included Consumer Discretionary and Health Care.

Among the most important contributors to relative performance were Skyworks Solutions Inc., Cliffs Natural Resources Inc., Peabody Energy Corp., Apple Inc., and IAC/InterActiveCorp.  Conversely, detracting from relative performance were Hewlett-Packard Co., Marvell Technology Group Ltd., Baxter International Inc., Expedia Inc., and International Business Machines Corp.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 13.39% for the one-year period ended December 31, 2010, compared to the 16.71% return of its benchmark, the Russell 1000 Growth Index.

During the period, the largest sector weightings in the Alger Large Cap Growth Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Materials and Utilities sectors was the most important contributor to performance, while sectors that detracted from results included Industrials and Consumer Discretionary.

Among the most important relative contributors were Peabody Energy Corp., Carnival Corp., Chevron Corp., CSX Corp., and Cliffs Natural Resources Inc. Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp., Transocean Ltd., Baxter International Inc., Research In Motion Ltd., and Bank of America Corp.

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 19.38% for the one-year period ended December 31, 2010, compared to the 26.38% return of its benchmark, the Russell Midcap Growth Index.

During the period, the largest sector weightings in the Alger Mid Cap Growth Portfolio were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance, while Health Care and Industrials detracted from results.

Among the most important contributors to relative performance were Netflix Inc., OpenTable Inc., Cliffs Natural Resources Inc., Cognizant Technology Solutions Corp., and Skyworks Solutions Inc. Conversely, detracting from overall results on a relative basis were Duoyuan Global Water Inc. ADS, Select Medical Holdings Corporation, NuVasive Inc., SmartHeat Inc., and Brocade Communications Systems Inc.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 23.67% for the one-year period ended December 31, 2010, compared to the 28.86% return of its benchmark, the Russell 2500 Growth Index.

During the period, the largest sector weightings in the Alger SMid Cap Growth Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Materials. Relative outperformance in the Telecommunication Services and Utilities sectors was the most important contributor to performance, while sectors that detracted from performance included Health Care and Consumer Discretionary.

Among the most important contributors to relative performance were OpenTable Inc., Dollar Tree Inc., AnnTaylor Stores Corp., Skyworks Solutions Inc., and Informatica Corp. Conversely, detracting from overall results on a relative basis were

Sykes Enterprises Inc., Alere Inc., Select Medical Holdings Corporation, Brocade Communications Systems Inc., and PMI Group Inc.

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned 25.29% for the one-year period ended December 31, 2010, compared to the 29.09% return of its benchmark, the Russell 2000 Growth Index.

During the period, the largest sector weightings in the Alger Small Cap Growth Portfolio were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Information Technology. Relative outperformance in the Energy and Telecommunication Services sectors was the most important contributor to performance, while sectors that detracted from performance included Health Care and Financials.

Among the most important relative contributors were Finisar Corp., OpenTable Inc., Informatica Corp., LogMeIn, Inc., and Dollar Thrifty Automotive Group Inc. Conversely, detracting from overall results on a relative basis were InterMune Inc., Select Medical Holdings Corporation, Sykes Enterprises Inc., Brocade Communications Systems Inc., and FTI Consulting Inc.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 12.27% for the one-year period ended December 31, 2010, compared to the 15.06% return of its benchmark, the S&P 500 Index.

During the period, the largest sector weightings in the Alger Growth & Income Portfolio were in the Information Technology and Financials sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Information Technology. Relative outperformance in the Financials and Consumer Staples sectors was the most important contributor to performance, while sectors that detracted from performance included Information Technology and Consumer Discretionary.

Among the most important contributors to relative performance were Enterprise Products Partners LP, Chevron Corp., IAC/InterActiveCorp., CSX Corp., and Verizon Communications Inc. Conversely, detracting from overall results on a relative basis were Apple Inc., Exxon Mobil Corp., Boston Scientific Corp., Brocade Communications Systems Inc., and Bank of America Corp.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 10.33% for the one-year period ended December 31, 2010, compared to the Russell 1000 Index, which returned 16.71% and the Barclays Capital U.S. Government/Credit Bond Index, which returned 6.59%.

During the period, the largest sector weightings in the equity portion of the Alger Balanced Portfolio were in the Information Technology and Consumer Staples sectors. The largest sector overweight for the period was in Financials and the largest sector underweight was in Information Technology. Relative outperformance in the Consumer Staples and Utilities sectors was the most important contributor to performance, while Consumer Discretionary and Industrials detracted from results.

Among the most important relative contributors were IAC/InterActiveCorp., Peabody Energy Corp., Cheesecake Factory Inc., BE Aerospace Inc., and Viacom Inc. Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp., Oracle Corp., Bank of America Corp., Boston Scientific Corp., and Transocean Ltd.

Regarding the fixed-income portion of the Fund’s portfolio, 52.8% was in corporate securities, 16.5% in U.S. Treasuries, 6.6% was in collateralized mortgage obligations and assets-backed securities, 5.7% in U.S. agency securities, 5.5% in cash, 5.3% in convertible preferred securities, 5.3% in convertible bonds, and 2.3% in preferred stock as of December 31, 2010.  After widening in response to sovereign risk exposure in April 2010, the reversal and subsequent tightening of credit spreads has been the major force behind returns. This tightening was not smooth as yields fluctuated in response to uncertain economic growth, U.S. policy uncertainty and European debt issues.  With the Fed firmly behind maintaining a low rate environment through the implementation of a second round of quantitative easing, corporations have been aggressively refinancing debt and reducing leverage while increasing cash balances and now generally have strong balance sheets.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of The Alger Portfolios. This report is not authorized for distribution to prospective investors in The Alger Portfolios unless proceeded or accompanied by an effective prospectus. Individual Portfolio returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance information quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2010. Securities mentioned in the shareholders letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the 12-month fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolio’s securities in the event of an issue’s falling credit rating or actual default. The Portfolios that invest in mortgage and asset-backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that participate in leveraging, such as the Alger Capital Appreciation Portfolio and the Alger SMid Cap Growth Portfolio, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Portfolio’s net asset value can decrease more quickly than if the Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com.  Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•                  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. equity market. The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Barclays Capital U.S. Government/Credit Bond Index tracks the performance of government and corporate bonds.

•                  The Investment Company Institute (ICI) is a national association of U.S. investment companies.

•                  Moody’s Investors Service and Standard & Poor’s are credit rating agencies.

•                  The Business Roundtable is an organization of chief executive officers of leading companies.

•                  FactSet is a firm that provides market data and analytics to investment firms.

•                  Birinyi Associates, Inc. is a stock market research firm.

•                  Bloomberg is a financial publisher and provider of financial data.

•                  The National Association of Realtors is a trade organization representing members involved in the residential and commercial real estate industries.

•                  As of December 31, 2010, Wal-Mart Stores Inc. represented 0.43% of firm-wide assets under management.

ALGER CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through December 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 3000 Growth Index and the Russell 1000 Growth Index (unmanaged indexes of common stocks) for the ten years ended December 31, 2010. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 3000 Growth Index and the Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 1/25/95)	14.03%	8.53%	3.39%	12.88%
Class S (Inception 5/1/02)(i)	13.63%	8.23%	3.17%	12.62%
Russell 3000 Growth Index	17.64%	3.88%	0.30%	7.24%
Russell 1000 Growth Index	16.71%	3.75%	0.02%	7.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2010. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 1/6/89)	13.39%	2.59%	0.70%	10.46%
Class S (Inception 5/1/02)(i)	12.91%	2.30%	0.48%	10.20%
Russell 1000 Growth Index	16.71%	3.75%	0.02%	9.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2010. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 5/3/93)	19.38%	1.79%	2.82%	10.97%
Class S (Inception 5/1/02)(i)	18.88%	1.51%	2.61%	10.72%
Russell Midcap Growth Index	26.38%	4.88%	3.12%	9.07%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through December 31, 2010. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class I-2 (Inception 1/2/08)	23.67%	n/a	(3.57)%
Russell 2500 Growth Index	28.86%	n/a	2.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2010. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 9/21/88)	25.29%	6.50%	3.29%	10.09%
Class S (Inception 5/1/02)(i)	24.94%	6.23%	2.99%	9.80%
Russell 2000 Growth Index	29.09%	5.30%	3.78%	7.26%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of class S shares.

ALGER GROWTH & INCOME PORTFOLIO

Portfolio Highlights Through December 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S & P 500 Index (an unmanaged index of common stocks) for the ten years ended December 31, 2010. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S & P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 11/15/88)	12.27%	1.58%	(0.78)%	8.10%
S&P 500 Index	15.06%	2.29%	1.41%	9.62%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Portfolio Highlights Through December 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December 31, 2010. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 12/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I-2 (Inception 9/5/89)	10.33%	2.75%	2.89%	7.66%
Russell 1000 Growth Index	16.71%	3.75%	0.02%	7.93%
Barclays Capital U.S. Gov’t/Credit Bond Index	6.59%	5.56%	5.83%	7.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

Portfolio Summary†

December 31, 2010 (Unaudited)

	Alger Capital
	Appreciation	Alger Large Cap	Alger Mid Cap
SECTORS	Portfolio	Growth Portfolio	Growth Portfolio
Consumer Discretionary	15.2%	11.7%	15.4%
Consumer Staples	3.8	9.2	0.0
Energy	11.4	10.0	8.6
Financials	5.3	4.6	6.1
Health Care	8.3	9.6	7.7
Industrials	14.8	11.6	17.7
Information Technology	33.5	31.3	27.8
Materials	4.6	5.2	6.7
Telecommunication Services	0.0	0.9	1.9
Utilities	0.0	0.9	0.0
Short-Term and Net Other Assets	3.1	5.0	8.1
	100.0%	100.0%	100.0%

	Alger SMid Cap	Alger Small Cap	Alger Growth &
SECTORS	Growth Portfolio	Growth Portfolio	Income Portfolio
Consumer Discretionary	18.0%	18.5%	11.9%
Consumer Staples	2.4	2.5	10.6
Energy	4.7	4.9	13.3
Financials	6.5	4.2	15.5
Health Care	15.0	15.6	10.3
Industrials	21.0	17.2	11.3
Information Technology	24.1	26.4	18.9
Materials	5.4	5.7	3.9
Telecommunication Services	1.1	0.0	2.4
Utilities	1.1	1.0	1.9
Short-Term and Net Other Assets	0.7	4.0	0.0
	100.0%	100.0%	100.0%

Alger Balanced
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	6.7%
Consumer Staples	4.8
Energy	5.9
Financials	9.6
Health Care	5.0
Industrials	6.3
Information Technology	12.9
Materials	2.7
Telecommunication Services	0.1
Utilities	0.4
Total Equity Securities	54.4%
Asset Backed Securities	0.7%
Convertible Corporate Bonds	2.8
Corporate Bonds	24.8
U.S. Government & Agency Mortgage Backed Obligations	2.8
U.S. Government & Agency Obligations (excluding Mortgage Backed)	10.8
Total Debt Securities	41.9%
Short-Term and Net Other Assets	3.7%
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ December 31, 2010

	SHARES	VALUE
COMMON STOCKS—96.9%
ADVERTISING—1.6%
Focus Media Holding Ltd.#*	222,100	$4,870,653

AEROSPACE & DEFENSE—1.1%
Goodrich Corp.	18,800	1,655,716
United Technologies Corp.	21,900	1,723,968
		3,379,684
AIR FREIGHT & LOGISTICS—3.2%
FedEx Corp.	32,400	3,013,524
United Parcel Service Inc., Cl. B	84,100	6,103,978
		9,117,502
AIRLINES—0.5%
United Continental Holdings Inc.*	66,900	1,593,558

APPLICATION SOFTWARE—1.4%
Adobe Systems Inc. *	53,900	1,659,042
Informatica Corp. *	16,900	744,107
Mentor Graphics Corp. *	24,000	288,000
Nice Systems Ltd. #*	42,800	1,493,720
		4,184,869
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
BlackRock Inc.	29,200	5,564,936

AUTO PARTS & EQUIPMENT—0.9%
Lear Corp.*	26,400	2,605,944

AUTOMOBILE MANUFACTURERS—1.7%
Bayerische Motoren Werke AG #	95,000	2,478,550
Daimler AG *	36,100	2,439,638
		4,918,188
BIOTECHNOLOGY—1.1%
Cephalon Inc. *	23,700	1,462,764
Human Genome Sciences Inc. *	71,300	1,703,357
		3,166,121
CASINOS & GAMING—0.6%
Las Vegas Sands Corp.*	37,400	1,718,530

COAL & CONSUMABLE FUELS—1.9%
Peabody Energy Corp.	87,300	5,585,454

COMMODITY CHEMICALS—0.6%
Celanese Corp.	42,000	1,729,140

COMMUNICATIONS EQUIPMENT—2.5%
Cisco Systems Inc. *	113,500	2,296,105
Qualcomm Inc.	101,600	5,028,184
		7,324,289
COMPUTER HARDWARE—9.5%
Apple Inc. *	47,500	15,321,600
Hewlett-Packard Co.	306,100	12,886,810
		28,208,410

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—1.6%
EMC Corp.*	203,800	$4,667,020

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.6%
ArvinMeritor Inc. *	99,500	2,041,740
Caterpillar Inc.	32,200	3,015,852
Cummins Inc.	24,700	2,717,247
		7,774,839
DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Mastercard Inc.	10,600	2,375,566

DEPARTMENT STORES—0.8%
Kohl’s Corp.*	46,100	2,505,074

DIVERSIFIED METALS & MINING—2.0%
Cliffs Natural Resources Inc.	40,800	3,182,808
Freeport-McMoRan Copper & Gold Inc.	22,300	2,678,007
		5,860,815
DRUG RETAIL—0.5%
CVS Caremark Corp.	43,500	1,512,495

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services Inc.	49,620	1,481,653

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Mosaic Co., /The	27,900	2,130,444

GOLD—0.4%
Yamana Gold Inc.	94,800	1,213,440

HEALTH CARE EQUIPMENT—1.5%
Covidien PLC	76,200	3,479,292
Insulet Corp. *	62,700	971,850
		4,451,142
HEALTH CARE FACILITIES—0.8%
Universal Health Services Inc., Cl. B	54,200	2,353,364

HEALTH CARE SERVICES—1.3%
Medco Health Solutions Inc.*	64,700	3,964,169

HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard Inc.	121,100	1,506,484

HOME IMPROVEMENT RETAIL—1.4%
Lowe’s Companies, Inc.	170,500	4,276,140

HOTELS RESORTS & CRUISE LINES—1.9%
Carnival Corp.	47,300	2,181,003
Wyndham Worldwide Corporation	111,500	3,340,540
		5,521,543
HOUSEHOLD APPLIANCES—0.5%
Stanley Black & Decker Inc.	22,100	1,477,827

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Towers Watson & Co.	21,700	1,129,702

HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart Stores Inc.	50,400	2,718,072

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL CONGLOMERATES—1.6%
3M Co.	27,300	$2,355,990
Tyco International Ltd.	56,700	2,349,648
		4,705,638
INDUSTRIAL MACHINERY—2.4%
Illinois Tool Works Inc.	51,300	2,739,420
Ingersoll-Rand PLC	94,300	4,440,587
		7,180,007
INTEGRATED OIL & GAS—2.8%
Chevron Corp.	39,200	3,577,000
ConocoPhillips	71,000	4,835,100
		8,412,100
INTERNET RETAIL—2.7%
Amazon.com Inc. *	27,370	4,926,600
Expedia Inc.	123,700	3,103,633
		8,030,233
INTERNET SOFTWARE & SERVICES—8.4%
Baidu Inc. #*	15,800	1,525,174
eBay Inc. *	59,500	1,655,885
Google Inc., Cl. A *	18,700	11,107,239
GSI Commerce Inc. *	161,400	3,744,480
IAC/InterActiveCorp. *	25,500	731,850
Sina Corp. *	25,900	1,782,438
VistaPrint Ltd. *	44,700	2,056,200
Yahoo! Inc. *	144,000	2,394,720
		24,997,986
INVESTMENT BANKING & BROKERAGE—0.5%
Lazard Ltd., Cl. A	37,820	1,493,512

IT CONSULTING & OTHER SERVICES—0.6%
International Business Machines Corp.	11,600	1,702,416

LEISURE PRODUCTS—1.3%
Phillips-Van Heusen Corp.	62,300	3,925,523

LIFE & HEALTH INSURANCE—0.8%
MetLife Inc.	56,000	2,488,640

LIFE SCIENCES TOOLS & SERVICES—1.0%
Thermo Fisher Scientific Inc.*	52,300	2,895,328

MANAGED HEALTH CARE—0.8%
Aetna Inc.	77,600	2,367,576

MOVIES & ENTERTAINMENT—0.8%
Walt Disney Co., /The	64,900	2,434,399

OIL & GAS DRILLING—0.5%
Nabors Industries Ltd.*	65,200	1,529,592

OIL & GAS EQUIPMENT & SERVICES—2.2%
Halliburton Company	48,900	1,996,587
National Oilwell Varco Inc.	42,400	2,851,400

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—(CONT.)
Schlumberger Ltd.	20,800	$1,736,800
		6,584,787
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Devon Energy Corp.	41,000	3,218,910
Nexen Inc.	161,000	3,686,900
Plains Exploration & Production Co. *	64,600	2,076,244
		8,982,054
OIL, GAS & CONSUMABLE FUELS—0.9%
Williams Cos., Inc., /The	106,500	2,632,680

OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
BM&F Bovespa SA	251,800	1,992,187
JPMorgan Chase & Co.	65,100	2,761,542
		4,753,729
PHARMACEUTICALS—1.8%
Abbott Laboratories	24,700	1,183,377
Allergan Inc.	23,600	1,620,612
Auxilium Pharmaceuticals Inc. *	18,100	381,910
Pfizer Inc.	126,900	2,222,019
		5,407,918
PRECIOUS METALS & MINERALS—0.9%
Stillwater Mining Co.*	128,800	2,749,880

RAILROADS—1.3%
CSX Corp.	61,500	3,973,515

RESEARCH & CONSULTING SERVICES—0.2%
Verisk Analytic Inc., Cl. A*	19,100	650,928

RESTAURANTS—1.0%
McDonald’s Corp.	38,800	2,978,288

SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.*	45,500	2,355,990

SEMICONDUCTORS—4.7%
Avago Technologies Ltd.	88,700	2,525,289
Broadcom Corp., Cl. A	37,700	1,641,835
Marvell Technology Group Ltd. *	145,900	2,706,445
ON Semiconductor Corp. *	118,700	1,172,756
Skyworks Solutions Inc. *	103,900	2,974,657
Texas Instruments Inc.	90,000	2,925,000
		13,945,982
SOFT DRINKS—1.6%
PepsiCo Inc.	73,600	4,808,288

SPECIALIZED FINANCE—0.5%
CME Group Inc.	4,700	1,512,225

SYSTEMS SOFTWARE—2.7%
Oracle Corp.	255,700	8,003,410

TOBACCO—0.8%
Philip Morris International Inc.	38,100	2,229,993

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRUCKING—1.0%
Hertz Global Holdings Inc.*	208,000	$3,013,920

TOTAL COMMON STOCKS (Cost $261,820,943)		287,633,604

Total Investments (Cost $261,820,943)(a)	96.9%	287,633,604
Other Assets in Excess of Liabilities	3.1	9,351,300
NET ASSETS	100.0%	$296,984,904

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $263,166,606 amounted to $24,466,998 which consisted of aggregate gross unrealized appreciation of $32,266,571 and aggregate gross unrealized depreciation of $7,799,573.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2010

	SHARES	VALUE
COMMON STOCKS—95.0%
AEROSPACE & DEFENSE—2.8%
Boeing Co., /The	50,050	$3,266,263
General Dynamics Corp.	44,600	3,164,816
United Technologies Corp.	42,400	3,337,728
		9,768,807
AIR FREIGHT & LOGISTICS—2.0%
FedEx Corp.	37,600	3,497,176
United Parcel Service Inc., Cl. B	50,300	3,650,774
		7,147,950
AIRLINES—0.4%
Delta Air Lines Inc.*	115,700	1,457,820

APPLICATION SOFTWARE—1.2%
Adobe Systems Inc. *	96,400	2,967,192
Salesforce.com Inc. *	10,800	1,425,600
		4,392,792
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
BlackRock Inc.	19,500	3,716,310

BIOTECHNOLOGY—1.1%
Celgene Corp. *	33,000	1,951,620
Gilead Sciences Inc. *	56,000	2,029,440
		3,981,060
BREWERS—0.8%
Anheuser-Busch InBev NV#	47,700	2,723,193

COAL & CONSUMABLE FUELS—1.2%
Peabody Energy Corp.	65,500	4,190,690

COMMUNICATIONS EQUIPMENT—4.4%
Cisco Systems Inc. *	322,950	6,533,279
Corning Inc.	158,200	3,056,424
Qualcomm Inc.	118,890	5,883,866
		15,473,569
COMPUTER HARDWARE—6.9%
Apple Inc. *	54,250	17,498,879
Hewlett-Packard Co.	168,300	7,085,430
		24,584,309
COMPUTER STORAGE & PERIPHERALS—1.5%
EMC Corp.*	231,500	5,301,350

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Deere & Co.	21,300	1,768,965

CONSUMER FINANCE—0.5%
American Express Co.	38,400	1,648,128

DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Mastercard Inc.	14,700	3,294,417
Visa Inc., Cl. A	35,300	2,484,414
		5,778,831

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DEPARTMENT STORES—0.9%
Kohl’s Corp.*	61,000	$3,314,740

DIVERSIFIED CHEMICALS—0.7%
EI Du Pont de Nemours & Co.	48,900	2,439,132

DIVERSIFIED METALS & MINING—1.5%
Cliffs Natural Resources Inc.	41,700	3,253,017
Freeport-McMoRan Copper & Gold Inc.	17,800	2,137,602
		5,390,619
DRUG RETAIL—1.0%
CVS Caremark Corp.	101,400	3,525,678

ELECTRIC UTILITIES—0.9%
Southern Co.	79,900	3,054,577

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services Inc.	95,600	2,854,616

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Mosaic Co., /The	16,200	1,237,032
Potash Corporation of Saskatchewan Inc.	11,600	1,796,028
		3,033,060
GENERAL MERCHANDISE STORES—0.9%
Target Corp.	50,400	3,030,552

GOLD—0.9%
Goldcorp Inc.	68,100	3,131,238

HEALTH CARE EQUIPMENT—1.5%
Covidien PLC	81,700	3,730,422
Stryker Corp.	31,500	1,691,550
		5,421,972
HEALTH CARE SERVICES—1.1%
Medco Health Solutions Inc.*	65,600	4,019,312

HOME ENTERTAINMENT SOFTWARE—1.1%
Activision Blizzard Inc.	169,600	2,109,824
Electronic Arts Inc. *	113,000	1,850,940
		3,960,764
HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	142,900	3,583,932

HOTELS RESORTS & CRUISE LINES—0.9%
Carnival Corp.	72,900	3,361,419

HOUSEHOLD APPLIANCES—0.6%
Stanley Black & Decker Inc.	30,900	2,066,283

HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co., /The	67,850	4,364,791

HYPERMARKETS & SUPER CENTERS—1.4%
Wal-Mart Stores Inc.	92,200	4,972,346

INDUSTRIAL CONGLOMERATES—2.1%
3M Co.	42,000	3,624,600

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL CONGLOMERATES—(CONT.)
Tyco International Ltd.	91,300	$3,783,472
		7,408,072
INDUSTRIAL GASES—0.6%
Praxair Inc.	22,800	2,176,716

INDUSTRIAL MACHINERY—2.0%
Danaher Corp.	37,600	1,773,592
Eaton Corp.	19,300	1,959,143
Illinois Tool Works Inc.	60,200	3,214,680
		6,947,415
INTEGRATED OIL & GAS—3.8%
Chevron Corp.	77,600	7,081,000
Exxon Mobil Corp.	87,700	6,412,624
		13,493,624
INTERNET RETAIL—2.1%
Amazon.com Inc. *	27,600	4,968,000
Expedia Inc.	105,400	2,644,486
		7,612,486
INTERNET SOFTWARE & SERVICES—5.2%
Baidu Inc. #*	14,100	1,361,073
eBay Inc. *	122,700	3,414,741
Google Inc., Cl. A *	17,850	10,602,365
Yahoo! Inc. *	191,200	3,179,656
		18,557,835
INVESTMENT BANKING & BROKERAGE—1.0%
Charles Schwab Corp., /The	108,100	1,849,591
Goldman Sachs Group Inc., /The	10,600	1,782,496
		3,632,087
IT CONSULTING & OTHER SERVICES—2.4%
Cognizant Technology Solutions Corp., Cl. A *	33,500	2,455,215
International Business Machines Corp.	42,300	6,207,948
		8,663,163
LIFE & HEALTH INSURANCE—1.1%
Aflac Inc.	31,500	1,777,545
MetLife Inc.	44,000	1,955,360
		3,732,905
LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific Inc.*	56,000	3,100,160

MANAGED HEALTH CARE—0.5%
UnitedHealth Group Inc.	47,000	1,697,170

MOVIES & ENTERTAINMENT—2.9%
Time Warner Inc.	110,800	3,564,436
Viacom Inc., Cl. B	70,500	2,792,505
Walt Disney Co., /The	91,400	3,428,414
		9,785,355

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—2.2%
Baker Hughes Inc.	31,300	$1,789,421
Schlumberger Ltd.	59,700	4,984,950
Weatherford International Ltd. *	50,100	1,142,280
		7,916,651
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Devon Energy Corp.	72,900	5,723,379
Nexen Inc.	175,700	4,023,530
		9,746,909
OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
JPMorgan Chase & Co.	88,000	3,732,960

PACKAGED FOODS & MEATS—0.9%
Kraft Foods Inc., Cl. A	96,500	3,040,715

PAPER PRODUCTS—0.6%
International Paper Co.	78,500	2,138,340

PHARMACEUTICALS—4.5%
Abbott Laboratories	49,000	2,347,590
Allergan Inc.	38,300	2,630,061
Johnson & Johnson	46,500	2,876,025
Pfizer Inc.	177,000	3,099,270
Roche Holding AG #	49,700	1,821,505
Teva Pharmaceutical Industries Ltd. #	56,100	2,924,493
		15,698,944
RAILROADS—1.0%
CSX Corp.	56,300	3,637,543

RESTAURANTS—1.6%
McDonald’s Corp.	49,600	3,807,296
Starbucks Corp.	59,100	1,898,883
		5,706,179
SEMICONDUCTORS—3.3%
Broadcom Corp., Cl. A	61,200	2,665,260
Intel Corp.	169,755	3,569,948
Marvell Technology Group Ltd. *	136,000	2,522,800
Micron Technology Inc. *	224,900	1,803,698
Texas Instruments Inc.	36,400	1,183,000
		11,744,706
SOFT DRINKS—2.9%
Coca-Cola Co., /The	54,600	3,591,042
PepsiCo Inc.	104,700	6,840,050
		10,431,092
SPECIALTY STORES—0.8%
Staples Inc.	128,700	2,930,499

SYSTEMS SOFTWARE—3.7%
Microsoft Corp.	211,811	5,913,763
Oracle Corp.	225,000	7,042,500
		12,956,263

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—1.0%
Philip Morris International Inc.	59,750	$3,497,168

WIRELESS TELECOMMUNICATION SERVICES—0.9%
American Tower Corp., Cl. A*	58,700	3,031,268

TOTAL COMMON STOCKS (Cost $293,963,734)		336,475,030

Total Investments (Cost $293,963,734)(a)	95.0%	336,475,030
Other Assets in Excess of Liabilities	5.0	17,787,266

NET ASSETS	100.0%	$354,262,296

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $294,535,297 amounted to $41,939,733 which consisted of aggregate gross unrealized appreciation of $50,288,569 and aggregate gross unrealized depreciation of $8,348,836.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2010

	SHARES	VALUE
COMMON STOCKS—89.8%
AEROSPACE & DEFENSE—1.7%
Goodrich Corp.	31,800	$2,800,626

AIRLINES—0.9%
United Continental Holdings Inc.*	64,700	1,541,154

ALUMINUM—1.3%
Alcoa Inc.	145,800	2,243,862

APPAREL RETAIL—1.6%
Abercrombie & Fitch Co., Cl. A	17,600	1,014,288
Chico’s FAS Inc.	61,100	735,033
J Crew Group Inc. *	20,600	888,684
		2,638,005
APPLICATION SOFTWARE—6.1%
Adobe Systems Inc. *	40,500	1,246,590
Cadence Design Systems, Inc. *	97,200	802,872
Informatica Corp. *	67,400	2,967,622
Intuit Inc. *	24,300	1,197,990
Nice Systems Ltd. #*	24,300	848,070
RealPage Inc. *	32,100	992,853
Salesforce.com Inc. *	16,200	2,138,400
		10,194,397
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
Blackstone Group LP	123,600	1,748,941
T. Rowe Price Group Inc.	18,800	1,213,352
		2,962,293
AUTOMOTIVE RETAIL—0.8%
Carmax Inc.*	44,800	1,428,224

BIOTECHNOLOGY—2.2%
China Nuokang Bio-Pharmaceutical Inc. #*	92,400	350,196
Human Genome Sciences Inc. *	65,600	1,567,184
Metabolix Inc. *	143,000	1,740,310
		3,657,690
BROADCASTING & CABLE TV—0.8%
Discovery Communications Inc., Series C*	37,100	1,361,199

COAL & CONSUMABLE FUELS—0.8%
Patriot Coal Corp.*	67,400	1,305,538

COMMUNICATIONS EQUIPMENT—2.2%
Ciena Corp. *	84,000	1,768,200
Finisar Corp. *	65,500	1,944,695
		3,712,895
COMPUTER & ELECTRONICS RETAIL—0.9%
GameStop Corp., Cl. A*	66,000	1,510,080

COMPUTER HARDWARE—1.2%
Teradata Corp.*	48,600	2,000,376

COMPUTER STORAGE & PERIPHERALS—2.8%
NetApp Inc. *	44,500	2,445,720

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
SanDisk Corp. *	46,500	$2,318,490
		4,764,210
CONSTRUCTION & ENGINEERING—1.9%
Aecom Technology Corp. *	71,800	2,008,246
Chicago Bridge & Iron Co., NV #*	38,300	1,260,070
		3,268,316
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.9%
ArvinMeritor Inc. *	43,300	888,516
Cummins Inc.	26,900	2,959,269
Westport Innovations Inc. *	54,600	1,011,192
		4,858,977
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Fiserv Inc.*	12,100	708,576

DIVERSIFIED METALS & MINING—4.0%
Cliffs Natural Resources Inc.	67,100	5,234,471
Ivanhoe Mines Ltd. *	18,300	419,436
Molycorp Inc. *	21,500	1,072,850
		6,726,757
ELECTRICAL COMPONENTS & EQUIPMENT—3.4%
AMETEK Inc.	84,450	3,314,663
General Cable Corp. *	70,300	2,466,827
		5,781,490
ELECTRONIC MANUFACTURING SERVICES—1.0%
Trimble Navigation Ltd.*	41,500	1,657,095

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle Inc.*	21,800	1,764,056

GOLD—0.9%
Yamana Gold Inc.	113,500	1,452,800

HEALTH CARE FACILITIES—0.5%
Universal Health Services Inc., Cl. B	20,000	868,400

HOME ENTERTAINMENT SOFTWARE—0.3%
Activision Blizzard Inc.	35,200	437,888

HOME FURNISHING RETAIL—0.9%
Williams-Sonoma Inc.	40,800	1,456,152

HOTELS RESORTS & CRUISE LINES—3.6%
Interval Leisure Group *	96,700	1,560,738
Morgans Hotel Group Co. *	94,100	853,487
Orient-Express Hotels Ltd., Cl. A *	64,900	843,051
Royal Caribbean Cruises Ltd. *	32,300	1,518,100
Wyndham Worldwide Corporation	46,100	1,381,156
		6,156,532
INDUSTRIAL MACHINERY—3.9%
Flowserve Corp.	16,800	2,002,896
Pall Corp.	33,500	1,660,930

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
SPX Corp.	37,700	$2,695,173
		6,358,999
INTERNET RETAIL—3.0%
Expedia Inc.	60,888	1,527,680
NetFlix Inc. *,^	19,900	3,496,430
		5,024,110
INTERNET SOFTWARE & SERVICES—2.7%
OpenTable Inc.*	64,972	4,579,227

INVESTMENT BANKING & BROKERAGE—0.8%
Greenhill & Co., Inc.	16,900	1,380,392

IT CONSULTING & OTHER SERVICES—2.1%
Cognizant Technology Solutions Corp., Cl. A*	47,300	3,466,617

LEISURE PRODUCTS—2.0%
Coach Inc.	24,400	1,349,564
Polo Ralph Lauren Corp., Cl. A	18,400	2,040,928
		3,390,492
LIFE SCIENCES TOOLS & SERVICES—0.6%
ICON PLC#*	44,500	974,550

MANAGED HEALTH CARE—1.2%
Aetna Inc.	68,200	2,080,782

OIL & GAS DRILLING—1.6%
Nabors Industries Ltd.*	116,400	2,730,744

OIL & GAS EQUIPMENT & SERVICES—2.2%
Cameron International Corp. *	30,700	1,557,411
National Oilwell Varco Inc.	30,900	2,078,025
		3,635,436
OIL & GAS EXPLORATION & PRODUCTION—4.0%
Concho Resources Inc., /Restricted *	29,100	2,551,197
Nexen Inc.	79,100	1,811,390
Plains Exploration & Production Co. *	77,100	2,477,994
		6,840,581
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
BM&F Bovespa SA	235,302	1,861,658

PHARMACEUTICALS—2.5%
Medicis Pharmaceutical Corp., Cl. A	75,500	2,022,645
Mylan Inc. *	65,900	1,392,467
Optimer Pharmaceuticals Inc. *	67,200	760,032
		4,175,144
PRECIOUS METALS & MINERALS—0.5%
Stillwater Mining Co.*	40,100	856,135

RAILROADS—0.8%
CSX Corp.	22,000	1,421,420

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
BR Malls Participacoes SA	128,400	1,323,033

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REAL ESTATE SERVICES—1.2%
CB Richard Ellis Group, Inc.*	97,200	$1,990,656

RESEARCH & CONSULTING SERVICES—1.2%
Verisk Analytic Inc., Cl. A*	61,700	2,102,736

RESTAURANTS—1.8%
Chipotle Mexican Grill Inc. *	7,200	1,531,152
McCormick & Schmick’s Seafood Restaurants Inc. *	77,400	703,566
Panera Bread Co., Cl. A *	7,300	738,833
		2,973,551
SEMICONDUCTOR EQUIPMENT—1.5%
Lam Research Corp.*	47,500	2,459,550

SEMICONDUCTORS—6.9%
Altera Corp.	84,000	2,988,719
Applied Micro Circuits Corporation *	71,300	761,484
Atheros Communications Inc. *	22,200	797,424
Avago Technologies Ltd.	62,700	1,785,069
Marvell Technology Group Ltd. *	44,100	818,055
Netlogic Microsystems Inc. *	40,500	1,272,105
ON Semiconductor Corp. *	174,100	1,720,108
Skyworks Solutions Inc. *	50,600	1,448,678
		11,591,642
SPECIALIZED FINANCE—0.5%
CME Group Inc.	2,500	804,375

SYSTEMS SOFTWARE—0.6%
Red Hat Inc.*	23,200	1,059,080

WIRELESS TELECOMMUNICATION SERVICES—0.5%
SBA Communications Corp.*	20,700	847,458

TOTAL COMMON STOCKS (Cost $136,045,708)		151,185,956

CONVERTIBLE PREFERRED STOCK—0.7%
BIOTECHNOLOGY—0.7%
Merrimack Pharmaceuticals Inc., Cl. B-10, *,(L3),(a)	25,487	147,518
Merrimack Pharmaceuticals Inc., Cl. B-3, *,(L3),(b)	2,549	14,754
Merrimack Pharmaceuticals Inc., Cl. B-4, *,(L3),(c)	76,399	442,197
Merrimack Pharmaceuticals Inc., Cl. B-7, *,(L3),(d)	25,488	147,525
Merrimack Pharmaceuticals Inc., Cl. C-2, *,(L3),(e)	135,469	508,009
		1,260,003
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,260,003)		1,260,003

RIGHTS—0.0%
DIVERSIFIED METALS & MINING—0.0%
Ivanhoe Mines Ltd., Rights	18,300	25,620

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—1.4%
WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp., 4.00%, 10/1/14(L2) (Cost $1,808,195)	$1,484,000	$2,211,160

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Cliffs Natural Resources Inc./ January/ 65	413	7,021
NetFlix Inc./ January/ 160	237	52,851
(Cost $562,284)		59,872

TOTAL PURCHASED OPTIONS (Cost $562,284)		59,872

Total Investments (Cost $139,676,190)(f)	91.9%	154,742,611
Other Assets in Excess of Liabilities	8.1	13,725,647

NET ASSETS	100.0%	$168,468,258

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.
^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $147,518 and represents 0.1% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $14,754 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $442,197 and represents 0.3% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $147,525 and represents 0.1% of the net assets of the Fund.

(e)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $508,009 and represents 0.3% of the net assets of the Fund.

(f)

At December 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $140,591,391 amounted to $14,151,220 which consisted of aggregate gross unrealized appreciation of $18,675,231 and aggregate gross unrealized depreciation of $4,524,011.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Written Options‡ December 31, 2010

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
CALL OPTIONS WRITTEN
NetFlix Inc./ January/ 170	91	9,100	99,190

TOTAL CALL OPTIONS WRITTEN (Premiums Received $63,425)			99,190

TOTAL OPTIONS WRITTEN (Premiums Received $63,425)			$99,190

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.3%
ADVERTISING—1.4%
Focus Media Holding Ltd. #*	22,615	$495,947
Interpublic Group of Cos., Inc., /The *	46,810	497,122
		993,069
AEROSPACE & DEFENSE—2.0%
AAR Corp. *	30,065	825,886
BE Aerospace Inc. *	15,165	561,560
		1,387,446
AIRLINES—0.9%
United Continental Holdings Inc.*	25,955	618,248

APPAREL RETAIL—1.8%
AnnTaylor Stores Corp. *	29,780	815,673
Childrens Place Retail Stores Inc., /The *	8,640	428,890
		1,244,563
APPLICATION SOFTWARE—7.0%
Ansys Inc. *	5,390	280,657
Concur Technologies Inc. *	11,085	575,644
Informatica Corp. *	19,800	871,794
Nice Systems Ltd. #*	21,200	739,880
QLIK Technologies Inc. *	26,835	692,611
Solera Holdings Inc.	12,865	660,232
Synopsys Inc. *	20,510	551,924
Taleo Corp., Cl. A *	17,985	497,285
		4,870,027
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Affiliated Managers Group Inc. *	7,690	763,002
Fortress Investment Group LLC *	38,090	217,113
Janus Capital Group Inc.	28,260	366,532
		1,346,647
AUTO PARTS & EQUIPMENT—1.3%
Dana Holding Corp.*	51,780	891,134

AUTOMOTIVE RETAIL—0.7%
Carmax Inc.*	14,445	460,507

BIOTECHNOLOGY—3.2%
Alexion Pharmaceuticals Inc. *	7,885	635,137
Human Genome Sciences Inc. *	24,820	592,950
InterMune Inc. *	5,635	205,114
Savient Pharmaceuticals Inc. *	29,080	323,951
United Therapeutics Corp. *	7,150	452,023
		2,209,175
CABLE & SATELLITE—0.9%
Sirius XM Radio Inc.*	401,415	658,321

COAL & CONSUMABLE FUELS—0.8%
Arch Coal Inc.	9,390	329,214
Patriot Coal Corp. *	12,420	240,575
		569,789

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMODITY CHEMICALS—0.6%
STR Holdings Inc.*	21,675	$433,500

COMMUNICATIONS EQUIPMENT—4.0%
Acme Packet Inc. *	8,425	447,873
Ciena Corp. *	20,260	426,473
Finisar Corp. *	28,345	841,563
JDS Uniphase Corp. *	43,790	634,079
Riverbed Technology Inc. *	11,370	399,883
		2,749,871
CONSTRUCTION & ENGINEERING—0.9%
Aecom Technology Corp.*	21,920	613,102

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
AGCO Corp.*	10,575	535,730

DATA PROCESSING & OUTSOURCED SERVICES—1.2%
Wright Express Corp.*	17,995	827,770

DISTRIBUTORS—1.0%
LKQ Corp.*	31,365	712,613

DIVERSIFIED CHEMICALS—0.5%
Solutia Inc.*	15,295	353,009

DIVERSIFIED METALS & MINING—0.5%
Walter Energy, Inc.	2,520	322,157

EDUCATION SERVICES—0.5%
ITT Educational Services Inc.*	5,330	339,468

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	12,015	744,690

ELECTRICAL COMPONENTS & EQUIPMENT—4.1%
AMETEK Inc.	20,475	803,644
GrafTech International Ltd. *	33,395	662,557
Roper Industries Inc.	7,045	538,449
Woodward Governor Co.	23,080	866,884
		2,871,534
ELECTRONIC MANUFACTURING SERVICES—1.1%
Trimble Navigation Ltd.*	19,715	787,220

ENVIRONMENTAL & FACILITIES SERVICES—2.8%
Clean Harbors, Inc. *	7,170	602,854
Tetra Tech Inc. *	23,490	588,659
Waste Connections Inc.	26,977	742,677
		1,934,190
FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp.*	45,520	430,619

GENERAL MERCHANDISE STORES—1.2%
Dollar Tree Inc.*	14,795	829,704

GOLD—0.6%
Gammon Gold Inc.*	49,120	402,293

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—1.4%
Sirona Dental Systems Inc. *	11,810	$493,422
Thoratec Corp. *	16,420	465,014
		958,436
HEALTH CARE FACILITIES—2.2%
Community Health Systems Inc. *	12,960	484,315
Universal Health Services Inc., Cl. B	13,585	589,861
VCA Antech Inc. *	19,120	445,305
		1,519,481
HEALTH CARE SERVICES—0.9%
Emergency Medical Services Corp.*	9,390	606,688

HOME FURNISHING RETAIL—1.2%
Williams-Sonoma Inc.	22,455	801,419

HOTELS RESORTS & CRUISE LINES—1.8%
Gaylord Entertainment Co. *	18,885	678,726
Wyndham Worldwide Corporation	19,065	571,187
		1,249,913
HOUSEHOLD PRODUCTS—0.8%
Church & Dwight Co., Inc.	7,695	531,109

HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	15,475	737,693

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Towers Watson & Co.	9,825	511,490

INDUSTRIAL CONGLOMERATES—0.8%
McDermott International Inc.*	27,040	559,458

INDUSTRIAL MACHINERY—4.1%
Actuant Corp., Cl. A	22,760	605,871
Barnes Group Inc.	22,010	454,947
Clarcor Inc.	9,975	427,828
Pall Corp.	14,775	732,544
SPX Corp.	8,575	613,026
		2,834,216
INTERNET SOFTWARE & SERVICES—3.8%
GSI Commerce Inc. *	25,655	595,196
IAC/InterActiveCorp. *	23,890	685,643
OpenTable Inc. *	11,610	818,273
VistaPrint Ltd. *	11,765	541,190
		2,640,302
INVESTMENT BANKING & BROKERAGE—1.1%
Greenhill & Co., Inc.	8,955	731,444

IT CONSULTING & OTHER SERVICES—0.4%
SRA International, Inc., Cl. A*	13,295	271,883

LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	13,785	565,047

LEISURE PRODUCTS—1.6%
Carter’s Inc. *	12,675	374,039

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—(CONT.)
Phillips-Van Heusen Corp.	11,705	$737,532
		1,111,571
LIFE SCIENCES TOOLS & SERVICES—2.0%
Bruker Corp. *	30,130	500,158
ICON PLC #*	13,060	286,014
Parexel International Corp. *	28,875	613,016
		1,399,188
MANAGED HEALTH CARE—1.7%
Amerigroup Corp. *	15,935	699,865
Coventry Health Care Inc. *	17,210	454,344
		1,154,209
METAL & GLASS CONTAINERS—1.0%
Crown Holdings Inc.*	20,690	690,632

OIL & GAS DRILLING—0.6%
Helmerich & Payne Inc.	8,410	407,717

OIL & GAS EQUIPMENT & SERVICES—1.2%
Acergy SA #	26,155	636,612
Cal Dive International Inc. *	40,180	227,821
		864,433
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Concho Resources Inc. *	3,705	324,817
Plains Exploration & Production Co. *	26,280	844,639
Quicksilver Resources Inc. *	17,740	261,488
		1,430,944
PACKAGED FOODS & MEATS—1.6%
Hain Celestial Group Inc. *	20,650	558,789
Ralcorp Holdings Inc. *	8,360	543,484
		1,102,273
PHARMACEUTICALS—3.6%
Auxilium Pharmaceuticals Inc. *	21,930	462,723
Medicis Pharmaceutical Corp., Cl. A	21,245	569,154
Mylan Inc. *	29,355	620,271
Optimer Pharmaceuticals Inc. *	38,736	438,104
Perrigo Co.	7,510	475,608
		2,565,860
PRECIOUS METALS & MINERALS—0.6%
Stillwater Mining Co.*	18,220	388,997

RAILROADS—1.1%
Genesee & Wyoming Inc., Cl. A*	14,440	764,598

REAL ESTATE SERVICES—1.1%
CB Richard Ellis Group, Inc.*	35,740	731,955

REGIONAL BANKS—0.8%
Signature Bank*	11,275	563,750

REINSURANCE—0.5%
Platinum Underwriters Holdings Ltd.	7,730	347,618

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—1.9%
ICF International Inc. *	21,620	$556,066
IHS Inc., Cl. A *	9,450	759,686
		1,315,752
RESTAURANTS—0.5%
Darden Restaurants Inc.	7,140	331,582

RETAIL REITS—0.7%
Macerich Co., /The	10,462	495,585

SECURITY & ALARM SERVICES—0.9%
Geo Group Inc., /The*	25,765	635,365

SEMICONDUCTOR EQUIPMENT—1.2%
Novellus Systems Inc.*	25,275	816,888

SEMICONDUCTORS—5.4%
Applied Micro Circuits Corporation *	37,405	399,485
Atheros Communications Inc. *	18,860	677,451
Mellanox Technologies Ltd. *	22,390	585,946
Netlogic Microsystems Inc. *	19,665	617,678
ON Semiconductor Corp. *	58,960	582,525
Skyworks Solutions Inc. *	30,445	871,641
		3,734,726
SPECIALIZED CONSUMER SERVICES—1.1%
Sotheby’s	16,535	744,075

SPECIALTY CHEMICALS—1.0%
Rockwood Holdings Inc.*	18,650	729,588

SPECIALTY STORES—1.1%
PetSmart Inc.	19,485	775,893

THRIFTS & MORTGAGE FINANCE—0.4%
Brookline Bancorp Inc.	27,155	294,632

WIRELESS TELECOMMUNICATION SERVICES—1.1%
SBA Communications Corp.*	19,215	786,662

TOTAL COMMON STOCKS (Cost $56,644,371)		68,839,468

Total Investments (Cost $56,644,371)(a)	99.3%	68,839,468
Other Assets in Excess of Liabilities	0.7	487,727
NET ASSETS	100.0%	$69,327,195

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,635,407 amounted to $12,204,061 which consisted of aggregate gross unrealized appreciation of $13,204,510 and aggregate gross unrealized depreciation of $1,000,449.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2010

	SHARES	VALUE
COMMON STOCKS—96.0%
AEROSPACE & DEFENSE—2.2%
AAR Corp. *	203,300	$5,584,651
Esterline Technologies Corp. *	107,950	7,404,291
		12,988,942
APPAREL RETAIL—2.3%
AnnTaylor Stores Corp. *	246,800	6,759,852
Childrens Place Retail Stores Inc., /The *	119,700	5,941,908
		12,701,760
APPLICATION SOFTWARE—9.4%
BroadSoft Inc. *	158,100	3,775,428
Cadence Design Systems, Inc. *	709,300	5,858,818
Concur Technologies Inc. *	100,900	5,239,737
Nice Systems Ltd. #*	195,900	6,836,911
QLIK Technologies Inc. *	222,400	5,740,144
RealPage Inc. *	163,200	5,047,776
Solera Holdings Inc.	132,700	6,810,164
Taleo Corp., Cl. A *	156,000	4,313,400
Ultimate Software Group Inc. *	137,800	6,701,214
VanceInfo Technologies Inc. #*	129,800	4,483,292
		54,806,884
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Fortress Investment Group LLC*	944,500	5,383,650

AUTO PARTS & EQUIPMENT—1.2%
Dana Holding Corp.*	428,600	7,376,206

BIOTECHNOLOGY—2.1%
Acorda Therapeutics Inc. *	59,500	1,621,970
Cubist Pharmaceuticals Inc. *	107,900	2,309,060
Incyte Corp., Ltd. *	109,100	1,806,696
InterMune Inc. *	62,200	2,264,080
Onyx Pharmaceuticals Inc. *	48,900	1,802,943
Savient Pharmaceuticals Inc. *	234,500	2,612,330
		12,417,079
COAL & CONSUMABLE FUELS—0.8%
Patriot Coal Corp.*	258,000	4,997,460

COMMODITY CHEMICALS—0.5%
STR Holdings Inc.*	141,200	2,824,000

COMMUNICATIONS EQUIPMENT—4.2%
Acme Packet Inc. *	59,800	3,178,968
Aruba Networks Inc. *	217,000	4,530,960
Ciena Corp. *	185,400	3,902,670
Finisar Corp. *	256,800	7,624,392
Riverbed Technology Inc. *	165,300	5,813,601
		25,050,591
CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	161,100	4,505,967

DATA PROCESSING & OUTSOURCED SERVICES—1.5%
FleetCor Technologies Inc. *	59,400	1,836,648

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—(CONT.)
Wright Express Corp. *	146,600	$6,743,600
		8,580,248
DISTRIBUTORS—1.1%
LKQ Corp.*	281,820	6,402,950

DIVERSIFIED CHEMICALS—0.7%
Solutia Inc.*	176,400	4,071,312

EDUCATION SERVICES—0.6%
American Public Education Inc.*	99,800	3,716,552

ELECTRIC UTILITIES—1.0%
ITC Holdings Corp.	99,700	6,179,406

ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
GrafTech International Ltd. *	327,400	6,495,616
Woodward Governor Co.	179,900	6,757,044
		13,252,660
ELECTRONIC COMPONENTS—0.5%
Aeroflex Holding Corp.*	175,900	2,893,555

ENVIRONMENTAL & FACILITIES SERVICES—2.9%
Clean Harbors, Inc. *	69,400	5,835,152
Tetra Tech Inc. *	195,100	4,889,206
Waste Connections Inc.	241,550	6,649,872
		17,374,230
FOOD DISTRIBUTORS—0.8%
United Natural Foods Inc.*	125,400	4,599,672

FOOD RETAIL—0.4%
Fresh Market Inc., /The*	55,900	2,303,080

FOREST PRODUCTS—0.7%
Louisiana-Pacific Corp.*	434,400	4,109,424

GOLD—0.6%
Gammon Gold Inc.*	406,800	3,331,692

HEALTH CARE EQUIPMENT—3.6%
Arthrocare Corp. *	90,800	2,820,248
Insulet Corp. *	307,400	4,764,699
MAKO Surgical Corp. *	216,400	3,293,608
Sirona Dental Systems Inc. *	73,300	3,062,474
Thoratec Corp. *	156,300	4,426,416
Wright Medical Group Inc. *	196,198	3,046,955
		21,414,400
HEALTH CARE FACILITIES—0.9%
LifePoint Hospitals Inc.*	138,800	5,100,900

HEALTH CARE SERVICES—1.9%
Catalyst Health Solutions, Inc. *	145,300	6,754,997
Gentiva Health Services Inc. *	172,900	4,599,140
		11,354,137
HEALTH CARE TECHNOLOGY—2.0%
MedAssets Inc. *	266,000	5,370,540

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE TECHNOLOGY—(CONT.)
Medidata Solutions Inc. *	269,200	$6,428,496
		11,799,036
HOME FURNISHING RETAIL—1.1%
Williams-Sonoma Inc.	186,400	6,652,616

HOME FURNISHINGS—0.3%
Ethan Allen Interiors Inc.	100,300	2,007,003

HOTELS RESORTS & CRUISE LINES—2.1%
Gaylord Entertainment Co. *	178,900	6,429,666
Interval Leisure Group *	344,300	5,557,002
		11,986,668
HOUSEWARES & SPECIALTIES—1.0%
Tupperware Brands Corp.	126,800	6,044,556

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
Towers Watson & Co.	113,100	5,887,986

INDUSTRIAL MACHINERY—4.0%
Actuant Corp., Cl. A	257,300	6,849,326
Barnes Group Inc.	239,300	4,946,331
Clarcor Inc.	93,200	3,997,348
RBC Bearings Inc. *	192,600	7,526,807
		23,319,812
INTERNET RETAIL—1.2%
Shutterfly Inc.*	196,365	6,878,666

INTERNET SOFTWARE & SERVICES—4.7%
Ancestry.com Inc. *	156,600	4,434,912
GSI Commerce Inc. *	226,100	5,245,520
LogMeIn, Inc. *	147,800	6,553,452
OpenTable Inc. *	93,000	6,554,640
VistaPrint Ltd. *	108,700	5,000,200
		27,788,724
INVESTMENT BANKING & BROKERAGE—1.4%
FXCM Inc. *	154,100	2,041,825
Greenhill & Co., Inc.	72,900	5,954,472
		7,996,297
IT CONSULTING & OTHER SERVICES—0.8%
iGate Corp.	140,800	2,775,168
SRA International, Inc., Cl. A *	100,300	2,051,135
		4,826,303
LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	115,750	4,744,593

LEISURE PRODUCTS—1.5%
Carter’s Inc. *	85,800	2,531,958
Vera Bradley Inc. *	69,500	2,293,500
Warnaco Group Inc., /The *	78,200	4,306,474
		9,131,932

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.8%
Bruker Corp. *	326,800	$5,424,880
Parexel International Corp. *	242,600	5,150,398
		10,575,278
MANAGED HEALTH CARE—1.0%
Amerigroup Corp.*	131,400	5,771,088

METAL & GLASS CONTAINERS—0.9%
Silgan Holdings Inc.	142,500	5,102,925

OFFICE SERVICES & SUPPLIES—0.3%
American Reprographics Co.*	202,400	1,536,216

OIL & GAS EQUIPMENT & SERVICES—1.3%
Cal Dive International Inc. *	370,800	2,102,436
Dril-Quip Inc. *	39,795	3,092,867
Lufkin Industries Inc.	44,300	2,763,877
		7,959,180
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Energy XXI Bermuda Ltd. *	86,700	2,398,989
Kodiak Oil & Gas Corp. *	766,500	5,058,900
Quicksilver Resources Inc. *	149,500	2,203,630
Rosetta Resources Inc. *	83,400	3,139,176
SM Energy Co.	56,000	3,300,080
		16,100,775
PACKAGED FOODS & MEATS—1.3%
Diamond Foods, Inc.	68,600	3,648,148
Hain Celestial Group Inc. *	155,250	4,201,065
		7,849,213
PHARMACEUTICALS—2.3%
Auxilium Pharmaceuticals Inc. *	193,075	4,073,883
Medicis Pharmaceutical Corp., Cl. A	191,800	5,138,322
Optimer Pharmaceuticals Inc. *	411,000	4,648,410
		13,860,615
PRECIOUS METALS & MINERALS—0.5%
Stillwater Mining Co.*	151,700	3,238,795

PUBLISHING—0.9%
Valassis Communications Inc.*	155,800	5,040,130

RAILROADS—1.2%
Genesee & Wyoming Inc., Cl. A*	138,800	7,349,460

REGIONAL BANKS—1.4%
Investors Bancorp, Inc. *	274,100	3,596,192
Signature Bank *	102,400	5,120,000
		8,716,192
REINSURANCE—0.5%
Platinum Underwriters Holdings Ltd.	63,700	2,864,589

RESEARCH & CONSULTING SERVICES—1.5%
ICF International Inc. *	148,700	3,824,564

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—(CONT.)
Resources Connection Inc.	259,800	$4,829,682
		8,654,246
RESTAURANTS—1.8%
Cheesecake Factory Inc., /The *	138,300	4,240,278
McCormick & Schmick’s Seafood Restaurants Inc. *	285,222	2,592,668
Sonic Corp. *	397,400	4,021,688
		10,854,634
SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	266,500	6,571,890

SEMICONDUCTOR EQUIPMENT—1.2%
Novellus Systems Inc.*	218,100	7,048,992

SEMICONDUCTORS—4.1%
Applied Micro Circuits Corporation *	436,400	4,660,752
Atheros Communications Inc. *	171,800	6,171,056
Mellanox Technologies Ltd. *	171,673	4,492,682
Monolithic Power Systems Inc. *	217,500	3,593,100
Netlogic Microsystems Inc. *	163,200	5,126,112
		24,043,702
SPECIALIZED CONSUMER SERVICES—0.9%
Sotheby’s	114,400	5,148,000

SPECIALTY CHEMICALS—1.8%
Kraton Performance Polymers Inc. *	137,200	4,246,340
Rockwood Holdings Inc. *	177,600	6,947,712
		11,194,052
SPECIALTY STORES—1.7%
Ulta Salon, Cosmetics & Fragrance, Inc. *	180,000	6,120,000
Vitamin Shoppe Inc. *	123,700	4,161,268
		10,281,268
TOTAL COMMON STOCKS (Cost $458,810,597)		566,562,189

Total Investments (Cost $458,810,597)(a)	96.0%	566,562,189
Other Assets in Excess of Liabilities	4 .0	23,657,306
NET ASSETS	100.0%	$590,219,495

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $458,857,114 amounted to $107,705,075 which consisted of aggregate gross unrealized appreciation of $118,718,817 and aggregate gross unrealized depreciation of $11,013,742.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ December 31, 2010

	SHARES	VALUE
COMMON STOCKS—97.4%
ADVERTISING—0.4%
Focus Media Holding Ltd.#*	6,650	$145,835

AEROSPACE & DEFENSE—1.5%
Boeing Co., /The	3,400	221,884
General Dynamics Corp.	4,000	283,840
		505,724
AIR FREIGHT & LOGISTICS—1.7%
FedEx Corp.	3,100	288,331
United Parcel Service Inc., Cl. B	3,850	279,433
		567,764
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
BlackRock Inc.	1,150	219,167

AUTO PARTS & EQUIPMENT—0.4%
Visteon Corp.*	1,850	137,363

BIOTECHNOLOGY—1.8%
Celgene Corp. *	2,250	133,065
Cephalon Inc. *	3,450	212,934
Gilead Sciences Inc. *	2,100	76,104
Human Genome Sciences Inc. *	7,100	169,619
		591,722
CASINOS & GAMING—0.5%
International Game Technology	9,450	167,171

COAL & CONSUMABLE FUELS—0.9%
Peabody Energy Corp.	4,550	291,109

COMMUNICATIONS EQUIPMENT—3.6%
Brocade Communications Systems Inc. *	27,250	144,153
Cisco Systems Inc. *	29,280	592,334
Corning Inc.	6,000	115,920
Qualcomm Inc.	6,800	336,532
		1,188,939
COMPUTER & ELECTRONICS RETAIL—0.4%
GameStop Corp., Cl. A*	6,100	139,568

COMPUTER HARDWARE—3.8%
Apple Inc. *	2,400	774,143
Hewlett-Packard Co.	11,100	467,310
		1,241,453
COMPUTER STORAGE & PERIPHERALS—0.7%
EMC Corp. *	4,050	92,745
Seagate Technology PLC *	9,300	139,779
		232,524
CONSTRUCTION & ENGINEERING—0.6%
Fluor Corp.	2,750	182,215

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Caterpillar Inc.	2,900	271,614

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSUMER FINANCE—0.5%
American Express Co.	3,800	$163,096

DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Mastercard Inc.	750	168,083

DEPARTMENT STORES—0.6%
Kohl’s Corp. *	1,600	86,944
Nordstrom Inc.	2,250	95,355
		182,299
DISTILLERS & VINTNERS—0.5%
Diageo PLC#	2,200	163,526

DIVERSIFIED BANKS—1.2%
Wells Fargo & Co.	12,300	381,177

DIVERSIFIED CHEMICALS—1.3%
Dow Chemical Co., /The	6,750	230,445
EI Du Pont de Nemours & Co.	3,450	172,086
		402,531
DRUG RETAIL—0.9%
CVS Caremark Corp.	8,700	302,499

ELECTRIC UTILITIES—1.4%
Brookfield Infrastructure Partners LP	5,900	124,195
Southern Co.	8,550	326,867
		451,062
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services Inc.	8,450	252,317

FERTILIZERS & AGRICULTURAL CHEMICALS—0.2%
Mosaic Co., /The	1,050	80,178

GOLD—0.8%
Goldcorp Inc.	6,050	278,179

HEALTH CARE EQUIPMENT—1.4%
Baxter International Inc.	1,700	86,054
Kinetic Concepts Inc. *	3,150	131,922
St. Jude Medical Inc. *	2,500	106,875
Zimmer Holdings Inc. *	2,700	144,936
		469,787
HEALTH CARE SERVICES—0.5%
Medco Health Solutions Inc. *	1,300	79,651
Quest Diagnostics Inc.	1,550	83,654
		163,305
HOME ENTERTAINMENT SOFTWARE—0.2%
Take-Two Interactive Software Inc.*	6,300	77,112

HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	13,000	326,040

HOMEBUILDING—0.9%
Toll Brothers Inc.*	15,900	302,100

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—1.2%
Carnival Corp.	5,200	$239,772
Choice Hotels International Inc.	4,300	164,561
		404,333
HOUSEHOLD PRODUCTS—1.6%
Procter & Gamble Co., /The	8,016	515,669

HYPERMARKETS & SUPER CENTERS—1.0%
Wal-Mart Stores Inc.	6,200	334,366

INDUSTRIAL CONGLOMERATES—2.9%
3M Co.	1,900	163,970
General Electric Co.	21,250	388,662
McDermott International Inc. *	6,200	128,278
Tyco International Ltd.	6,350	263,144
		944,054
INDUSTRIAL MACHINERY—0.6%
Danaher Corp.	2,700	127,359
Eaton Corp.	650	65,982
		193,341
INTEGRATED OIL & GAS—6.4%
Chevron Corp.	6,700	611,375
ConocoPhillips	4,850	330,285
Exxon Mobil Corp.	15,950	1,166,264
		2,107,924
INTEGRATED TELECOMMUNICATION SERVICES—1.1%
Verizon Communications Inc.	10,100	361,378

INTERNET SOFTWARE & SERVICES—3.8%
eBay Inc. *	8,700	242,120
Google Inc., Cl. A *	800	475,175
IAC/InterActiveCorp. *	6,975	200,183
Mixi Inc. *	16	87,078
Yahoo! Inc. *	14,045	233,568
		1,238,124
INVESTMENT BANKING & BROKERAGE—3.4%
Charles Schwab Corp., /The	12,200	208,742
Goldman Sachs Group Inc., /The	1,750	294,280
Lazard Ltd., Cl. A	9,558	377,444
Morgan Stanley	10,000	272,100
		1,152,566
IT CONSULTING & OTHER SERVICES—1.6%
International Business Machines Corp.	3,700	543,012

LIFE & HEALTH INSURANCE—2.1%
Aflac Inc.	1,450	81,824
MetLife Inc.	6,550	291,082
Prudential Financial Inc.	5,250	308,227
		681,133
MANAGED HEALTH CARE—1.1%
Aetna Inc.	2,700	82,377

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
UnitedHealth Group Inc.	4,350	$157,079
WellPoint Inc. *	2,050	116,563
		356,019
MARINE—0.5%
Navios Maritime Partners LP	8,600	167,270

METAL & GLASS CONTAINERS—0.5%
Owens-Illinois Inc.*	5,200	159,640

MOVIES & ENTERTAINMENT—3.4%
Regal Entertainment Group, Cl. A	15,800	185,492
Time Warner Inc.	9,350	300,789
Viacom Inc., Cl. B	5,650	223,797
Walt Disney Co., /The	3,600	135,036
World Wrestling Entertainment Inc.	18,350	261,303
		1,106,417
OFFICE REITS—0.5%
Digital Realty Trust Inc.	2,950	152,043

OIL & GAS DRILLING—0.9%
Diamond Offshore Drilling Inc.	2,150	143,771
Transocean Ltd. *	2,317	161,054
		304,825
OIL & GAS EQUIPMENT & SERVICES—1.4%
Schlumberger Ltd.	4,100	342,350
Weatherford International Ltd. *	5,350	121,980
		464,330
OIL & GAS EXPLORATION & PRODUCTION—1.9%
Anadarko Petroleum Corp.	2,350	178,976
Devon Energy Corp.	3,800	298,338
Plains Exploration & Production Co. *	4,850	155,879
		633,193
OIL & GAS STORAGE & TRANSPORTATION—1.8%
Boardwalk Pipeline Partners LP	4,350	135,416
El Paso Pipeline Partners LP	5,000	167,250
Enterprise Products Partners LP	6,900	287,109
		589,775
OTHER DIVERSIFIED FINANCIAL SERVICES—3.3%
Bank of America Corp.	26,200	349,508
Citigroup Inc. *	22,400	105,952
JPMorgan Chase & Co.	15,000	636,300
		1,091,760
PACKAGED FOODS & MEATS—1.6%
General Mills Inc.	4,900	174,391
Kraft Foods Inc., Cl. A	11,517	362,901
		537,292
PAPER PRODUCTS—0.6%
International Paper Co.	6,700	182,508

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—5.5%
Abbott Laboratories	5,950	$285,064
Allergan Inc.	1,200	82,404
Bristol-Myers Squibb Co.	10,000	264,800
Johnson & Johnson	7,900	488,614
Mylan Inc. *	8,450	178,549
Pfizer Inc.	25,450	445,629
Roche Holding AG #	2,150	78,798
		1,823,858
PRECIOUS METALS & MINERALS—0.5%
Stillwater Mining Co.*	8,050	171,868

PROPERTY & CASUALTY INSURANCE—0.5%
Travelers Cos., Inc., /The	2,950	164,345

RAILROADS—1.0%
CSX Corp.	5,250	339,203

RESEARCH & CONSULTING SERVICES—0.4%
FTI Consulting Inc.*	3,800	141,664

RESTAURANTS—1.2%
McDonald’s Corp.	4,100	314,716
Starbucks Corp.	2,000	64,260
		378,976
RETAIL REITS—0.8%
Macerich Co., /The	2,150	101,846
Simon Property Group Inc.	1,750	174,107
		275,953
SEMICONDUCTORS—1.6%
Intel Corp.	16,650	350,150
Micron Technology Inc. *	20,650	165,613
		515,763
SOFT DRINKS—3.1%
Coca-Cola Co., /The	5,100	335,427
Hansen Natural Corp. *	3,050	159,454
PepsiCo Inc.	7,700	503,040
		997,921
SPECIALIZED FINANCE—0.6%
CME Group Inc.	586	188,546

SPECIALIZED REITS—0.7%
Weyerhaeuser Company	11,966	226,516

SPECIALTY STORES—0.6%
Staples Inc.	8,700	198,099

SYSTEMS SOFTWARE—3.1%
Microsoft Corp.	22,350	624,012
Oracle Corp.	12,850	402,205
		1,026,217
THRIFTS & MORTGAGE FINANCE—0.4%
People’s United Financial Inc.	9,750	136,598

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—1.9%
Altria Group Inc.	12,500	$307,750
Philip Morris International Inc.	5,550	324,842
		632,592
TRUCKING—0.5%
Hertz Global Holdings Inc.*	11,500	166,635

WIRELESS TELECOMMUNICATION SERVICES—1.3%
American Tower Corp., Cl. A *	3,250	167,830
Vodafone Group PLC #	9,700	256,371
		424,201
TOTAL COMMON STOCKS (Cost $30,113,255)		32,075,386

CONVERTIBLE PREFERRED STOCK—1.8%
AUTOMOBILE MANUFACTURERS—1.3%
General Motors Co., 4.75%, 12/1/13*	8,113	438,994

ELECTRIC UTILITIES—0.5%
PPL Corp., 9.50%, 07/1/13	3,000	164,910

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $555,650)		603,904

MANDATORY CONVERTIBLE PREFERRED STOCK—0.5%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
Citigroup Inc., 7.50%, 12/15/12(a) (Cost $119,600)	1,196	163,481

PREFERRED STOCKS—0.3%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
Citigroup Capital XIII, 7.88%, 10/30/40* (Cost $101,250)	4,050	108,986

Total Investments (Cost $30,889,755)(b)	100 .0%	32,951,757
Liabilities in Excess of Other Assets	—	(16,275)

NET ASSETS	100.0%	$32,935,482

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

At December 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,854,641 amounted to $2,097,116 which consisted of aggregate gross unrealized appreciation of $3,815,077 and aggregate gross unrealized depreciation of $1,717,961.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ December 31, 2010

	SHARES	VALUE
COMMON STOCKS—50.7%
ADVERTISING—0.2%
Focus Media Holding Ltd.#*	12,200	$267,546

AEROSPACE & DEFENSE—1.6%
BE Aerospace Inc. *	8,300	307,349
Boeing Co., /The	5,100	332,826
General Dynamics Corp.	7,900	560,584
ITT Corp.	6,000	312,660
Lockheed Martin Corp.	3,500	244,685
		1,758,104
AIR FREIGHT & LOGISTICS—1.0%
FedEx Corp.	6,500	604,565
United Parcel Service Inc., Cl. B	8,600	624,188
		1,228,753
APPLICATION SOFTWARE—0.5%
Adobe Systems Inc. *	8,400	258,552
Intuit Inc. *	6,400	315,520
		574,072
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
BlackRock Inc.	1,900	362,102
Invesco Ltd.	10,400	250,224
		612,326
AUTO PARTS & EQUIPMENT—0.2%
Visteon Corp.*	3,400	252,450

AUTOMOBILE MANUFACTURERS—0.1%
General Motors Co.*	3,300	121,638

BIOTECHNOLOGY—0.9%
Celgene Corp. *	5,300	313,442
Cephalon Inc. *	6,500	401,180
Human Genome Sciences Inc. *	13,200	315,348
		1,029,970
CABLE & SATELLITE—0.4%
Comcast Corp., Cl. A	14,700	305,907
Sirius XM Radio Inc. *	106,600	174,824
		480,731
CASINOS & GAMING—0.2%
International Game Technology	15,300	270,657

COAL & CONSUMABLE FUELS—0.4%
Peabody Energy Corp.	7,500	479,850

COMMUNICATIONS EQUIPMENT—1.9%
Brocade Communications Systems Inc. *	45,800	242,282
Cisco Systems Inc. *	54,900	1,110,627
Corning Inc.	12,800	247,296
Qualcomm Inc.	13,500	668,115
		2,268,320
COMPUTER & ELECTRONICS RETAIL—0.2%
GameStop Corp., Cl. A*	11,400	260,832

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—3.1%
Apple Inc. *	8,600	$2,774,022
Hewlett-Packard Co.	24,300	1,023,030
		3,797,052
COMPUTER STORAGE & PERIPHERALS—0.9%
EMC Corp. *	34,400	787,760
NetApp Inc. *	4,500	247,320
		1,035,080
CONSTRUCTION & ENGINEERING—0.5%
Fluor Corp.	5,900	390,934
Foster Wheeler AG *	7,500	258,900
		649,834
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Caterpillar Inc.	5,500	515,130
Deere & Co.	4,000	332,200
Joy Global Inc.	3,900	338,325
		1,185,655
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Mastercard Inc.	2,500	560,275

DISTILLERS & VINTNERS—0.1%
Diageo PLC#	2,000	148,660

DIVERSIFIED BANKS—0.4%
Wells Fargo & Co.	15,700	486,543

DIVERSIFIED CHEMICALS—0.3%
EI Du Pont de Nemours & Co.	7,500	374,100

DIVERSIFIED METALS & MINING—0.3%
Cliffs Natural Resources Inc.	4,200	327,642

DRUG RETAIL—0.5%
CVS Caremark Corp.	15,900	552,843

ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Republic Services Inc.	6,800	203,048

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Monsanto Co.	4,600	320,344
Mosaic Co., /The	1,900	145,084
Potash Corporation of Saskatchewan Inc.	1,900	294,177
		759,605
FINANCIALS—1.2%
iPATH S&P 500 VIX Short-Term Futures ETN *	10,682	401,536
iShares Barclays 20+ Year Treasury Bond Fund	1,700	160,004
iShares FTSE China 25 Index Fund	19,969	860,465
		1,422,005
FOOTWEAR—0.2%
NIKE Inc., Cl. B	3,400	290,428

GENERAL MERCHANDISE STORES—0.4%
Target Corp.	8,000	481,040

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GOLD—0.5%
Goldcorp Inc.	7,500	$344,850
Yamana Gold Inc.	23,000	294,400
		639,250
HEALTH CARE EQUIPMENT—0.4%
Covidien PLC	4,400	200,904
Zimmer Holdings Inc. *	5,200	279,136
		480,040
HEALTH CARE SUPPLIES—0.1%
Inverness Medical Innovation*	4,000	146,400

HOME ENTERTAINMENT SOFTWARE—0.3%
Electronic Arts Inc. *	12,700	208,026
Take-Two Interactive Software Inc. *	11,700	143,208
		351,234
HOME IMPROVEMENT RETAIL—0.1%
Lowe’s Companies, Inc.	6,500	163,020

HOMEBUILDING—0.5%
Toll Brothers Inc.*	30,800	585,200

HOTELS RESORTS & CRUISE LINES—0.2%
Carnival Corp.	4,200	193,662

HOUSEHOLD PRODUCTS—0.7%
Procter & Gamble Co., /The	12,500	804,125

HYPERMARKETS & SUPER CENTERS—0.8%
Costco Wholesale Corp.	4,200	303,282
Wal-Mart Stores Inc.	12,500	674,125
		977,407
INDUSTRIAL CONGLOMERATES—1.3%
3M Co.	7,000	604,100
General Electric Co.	21,700	396,893
McDermott International Inc. *	12,300	254,487
Tyco International Ltd.	8,700	360,528
		1,616,008
INDUSTRIAL GASES—0.2%
Praxair Inc.	2,900	276,863

INTEGRATED OIL & GAS—2.2%
Chevron Corp.	9,500	866,875
Exxon Mobil Corp.	18,900	1,381,968
Petroleo Brasileiro SA #	10,400	393,536
		2,642,379
INTERNET RETAIL—1.0%
Amazon.com Inc. *	3,000	540,000
Expedia Inc.	19,600	491,764
		1,031,764
INTERNET SOFTWARE & SERVICES—2.2%
eBay Inc. *	20,950	583,039
Google Inc., Cl. A *	1,800	1,069,146

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
IAC/InterActiveCorp. *	16,150	$463,505
Mixi Inc. *,(L2)	30	163,270
Yahoo! Inc. *	32,200	535,486
		2,814,446
INVESTMENT BANKING & BROKERAGE—1.4%
Charles Schwab Corp., /The	20,400	349,044
Goldman Sachs Group Inc., /The	2,200	369,952
Lazard Ltd., Cl. A	11,160	440,708
Morgan Stanley	15,200	413,592
		1,573,296
IT CONSULTING & OTHER SERVICES—1.2%
Cognizant Technology Solutions Corp., Cl. A *	4,300	315,147
International Business Machines Corp.	7,500	1,100,700
		1,415,847
LEISURE PRODUCTS—0.2%
Coach Inc.	5,200	287,612

LIFE & HEALTH INSURANCE—0.5%
MetLife Inc.	6,100	271,084
Prudential Financial Inc.	6,400	375,744
		646,828
LIFE SCIENCES TOOLS & SERVICES—0.5%
Charles River Laboratories International Inc. *	3,500	124,390
Thermo Fisher Scientific Inc. *	9,300	514,848
		639,238
MANAGED HEALTH CARE—0.6%
Aetna Inc.	10,100	308,151
UnitedHealth Group Inc.	8,100	292,491
WellPoint Inc. *	2,600	147,836
		748,478
METAL & GLASS CONTAINERS—0.2%
Owens-Illinois Inc.*	9,100	279,370

MOVIES & ENTERTAINMENT—1.1%
Live Nation Entertainment Inc. *	13,000	148,460
Regal Entertainment Group, Cl. A	9,500	111,530
Time Warner Inc.	14,300	460,031
Viacom Inc., Cl. B	11,700	463,437
		1,183,458
OFFICE REITS—0.2%
Digital Realty Trust Inc.	4,700	242,238

OIL & GAS DRILLING—0.3%
Transocean Ltd.*	4,883	339,417

OIL & GAS EQUIPMENT & SERVICES—1.3%
Cameron International Corp. *	11,400	578,322
Schlumberger Ltd.	9,100	759,850
Weatherford International Ltd. *	8,400	191,520
		1,529,692

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Anadarko Petroleum Corp.	4,800	$365,568
Chesapeake Energy Corp.	14,000	362,740
Devon Energy Corp.	3,000	235,530
Nexen Inc.	6,100	139,690
Plains Exploration & Production Co. *	10,000	321,400
		1,424,928
OIL & GAS STORAGE & TRANSPORTATION—0.5%
El Paso Pipeline Partners LP	9,700	324,465
Enterprise Products Partners LP	6,800	282,948
		607,413
OTHER DIVERSIFIED FINANCIAL SERVICES—1.2%
Bank of America Corp.	44,200	589,628
Citigroup Inc. *	32,400	153,252
JPMorgan Chase & Co.	17,700	750,834
		1,493,714
PACKAGED FOODS & MEATS—0.4%
Kraft Foods Inc., Cl. A	16,600	523,066

PAPER PRODUCTS—0.3%
International Paper Co.	11,400	310,536

PERSONAL PRODUCTS—0.1%
Avon Products Inc.	3,600	104,616

PHARMACEUTICALS—2.5%
Abbott Laboratories	9,100	435,981
Bristol-Myers Squibb Co.	5,800	153,584
Johnson & Johnson	9,700	599,945
Merck & Co., Inc.	8,600	309,944
Mylan Inc. *	22,400	473,312
Pfizer Inc.	35,720	625,457
Shire PLC #	4,000	289,520
		2,887,743
PRECIOUS METALS & MINERALS—0.3%
Stillwater Mining Co.*	15,000	320,250

PROPERTY & CASUALTY INSURANCE—0.2%
Travelers Cos., Inc., /The	5,300	295,263

RAILROADS—0.2%
CSX Corp.	3,500	226,135

RESEARCH & CONSULTING SERVICES—0.2%
FTI Consulting Inc.*	7,100	264,688

RESTAURANTS—0.6%
Cheesecake Factory Inc., /The *	8,600	263,676
McDonald’s Corp.	6,700	514,292
		777,968
RETAIL REITS—0.3%
General Growth Properties Inc.	6,700	103,716
Macerich Co., /The	4,200	198,954
		302,670

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—0.4%
Lam Research Corp. *	8,300	$429,774
Novellus Systems Inc. *	3,200	103,424
		533,198
SEMICONDUCTORS—0.7%
Intel Corp.	29,600	622,488
Micron Technology Inc. *	23,200	186,064
		808,552
SOFT DRINKS—1.4%
Coca-Cola Co., /The	9,900	651,123
Hansen Natural Corp. *	5,500	287,540
PepsiCo Inc.	12,400	810,092
		1,748,755
SPECIALIZED FINANCE—0.9%
CME Group Inc.	1,328	427,284
Hong Kong Exchanges and Clearing Ltd. (L2)	18,400	417,193
IntercontinentalExchange Inc. *	1,900	226,385
		1,070,862
SPECIALIZED REITS—0.3%
Weyerhaeuser Company	16,659	315,355

SPECIALTY STORES—0.3%
Staples Inc.	16,300	371,151

SYSTEMS SOFTWARE—1.2%
Microsoft Corp.	40,650	1,134,948
Oracle Corp.	10,800	338,040
		1,472,988
TOBACCO—0.8%
Altria Group Inc.	11,700	288,054
Philip Morris International Inc.	10,900	637,977
		926,031
TRUCKING—0.3%
Hertz Global Holdings Inc.*	26,700	386,883

WIRELESS TELECOMMUNICATION SERVICES—0.1%
American Tower Corp., Cl. A*	3,000	154,920

TOTAL COMMON STOCKS (Cost $56,106,774)		60,814,016

CONVERTIBLE PREFERRED STOCK—1.8%
AUTOMOBILE MANUFACTURERS—0.8%
General Motors Co., 4.75%, 12/1/13*	17,500	946,925

ELECTRIC UTILITIES—0.4%
PPL Corp., 9.50%, 07/1/13	8,000	439,760

MULTI-LINE INSURANCE—0.6%
Hartford Financial Services Group Inc., 7.25%, 04/1/13	28,000	717,080

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,000,900)		2,103,765

	SHARES	VALUE
MANDATORY CONVERTIBLE PREFERRED STOCK—0.8%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.8%
Citigroup Inc., 7.50%, 12/15/12(a) (Cost $715,925)	7,000	$956,830

PREFERRED STOCKS—1.1%
DIVERSIFIED BANKS—0.9%
HSBC Holdings PLC, 8.00%, 12/15/15	40,000	1,066,000

OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
Citigroup Capital XIII, 7.88%, 10/30/40*	8,100	217,971

TOTAL PREFERRED STOCKS (Cost $1,202,500)		1,283,971

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—2.8%
COMPUTER STORAGE & PERIPHERALS—0.3%
SanDisk Corp., 1.50%, 8/15/17(L2)	300,000	340,125

GOLD—0.7%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(b)	650,000	812,500

MULTI-UTILITIES—0.6%
CMS Energy Corp., 5.50%, 6/15/29(L2)	500,000	703,750

OFFICE REITS—0.4%
SL Green Operating Partnership LP, 3.00%, 10/15/17(L2)(b)	500,000	513,125

SEMICONDUCTORS—0.4%
Intel Corp., 3.25%, 8/1/39(L2)(b)	425,000	511,594

WIRELESS TELECOMMUNICATION SERVICES—0.4%
SBA Communications Corp., 4.00%, 10/1/14(L2)	350,000	521,500

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,761,094)		3,402,594

CORPORATE BONDS—24.8%
AEROSPACE & DEFENSE—1.2%
Bombardier Inc., 7.75%, 3/15/20(L2)(b)	650,000	703,626
L-3 Communications Corp., 4.75%, 7/15/20(L2)	350,000	344,519
Northrop Grumman Corp., 1.85%, 11/15/15(L2)	350,000	335,970
		1,384,115
APPLICATION SOFTWARE—0.6%
Adobe Systems Inc., 4.75%, 2/1/20(L2)	650,000	666,109

AUTOMOBILE MANUFACTURERS—0.5%
Toyota Motor Credit Corp., 1.38%, 8/12/13(L2)	650,000	653,081

CABLE & SATELLITE—0.7%
Cablevision Systems Corp., 7.75%, 4/15/18(L2)	150,000	157,875
Comcast Corp., 5.70%, 7/1/19(L2)	625,000	684,446
		842,321
COMMUNICATIONS EQUIPMENT—0.6%
Cisco Systems Inc., 4.95%, 2/15/19(L2)	350,000	382,059

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Harris Corp., 4.40%, 12/15/20(L2)	$350,000	$350,681
		732,740
COMPUTER HARDWARE—1.0%
Hewlett-Packard Co., 3.75%, 12/1/20(L2)	650,000	637,062
Hewlett-Packard Co., 6.13%, 3/1/14(L2)	600,000	679,948
		1,317,010
CONSUMER FINANCE—1.7%
American Express Credit Corp., 7.30%, 8/20/13(L2)	600,000	676,524
Capital One Capital V, 10.25%, 8/15/39(L2)	1,300,000	1,399,124
		2,075,648
DIVERSIFIED BANKS—0.5%
National Australia Bank Ltd., 1.70%, 12/10/13(L2)(b)	650,000	644,840

DIVERSIFIED CHEMICALS—0.7%
Dow Chemical Co., /The, 4.25%, 11/15/20(L2)	925,000	889,574

DIVERSIFIED METALS & MINING—0.4%
Anglo American Capital PLC, 9.38%, 4/8/14(L2)(b)	350,000	421,695

ELECTRIC UTILITIES—0.6%
Florida Power Corp., 5.80%, 9/15/17(L2)	600,000	682,534

ELECTRONIC MANUFACTURING SERVICES—0.7%
Jabil Circuit Inc., 5.63%, 12/15/20(L2)	825,000	814,687

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corp of Saskatchewan Inc., 3.25%, 12/1/17(L2)	650,000	630,836

HEALTH CARE DISTRIBUTORS—0.6%
AmerisourceBergen Corp., 4.88%, 11/15/19(L2)	650,000	664,035

HEALTH CARE EQUIPMENT—0.3%
St Jude Medical Inc., 2.50%, 1/15/16(L2)	350,000	345,896

HEALTH CARE SERVICES—0.6%
HCA Inc., 7.25%, 9/15/20(L2)	650,000	682,500

HOMEBUILDING—0.7%
Lennar Corp., 12.25%, 6/1/17(L2)	650,000	786,500

HOTELS RESORTS & CRUISE LINES—0.2%
Wyndham Worldwide Corp., 7.38%, 3/1/20(L2)	175,000	192,710

INDUSTRIAL CONGLOMERATES—0.3%
Tyco International Finance SA, 8.50%, 1/15/19(L2)	320,000	410,221

INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Cellco Partnership / Verizon Wireless Capital LLC, 7.38%, 11/15/13(L2)	600,000	695,593

IT CONSULTING & OTHER SERVICES—0.4%
SAIC Inc., 4.45%, 12/1/20(L2)(b)	475,000	476,702

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp., 8.75%, 7/1/19(L2)	350,000	438,485
Prudential Financial Inc., 8.88%, 6/15/38(L2)	350,000	410,375
		848,860

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—0.3%
Life Technologies Corp., 4.40%, 3/1/15(L2)	$350,000	$364,055

METAL & GLASS CONTAINERS—0.2%
Ball Corp., 5.75%, 5/15/21(L2)	200,000	194,000

MOVIES & ENTERTAINMENT—0.2%
Time Warner Cable Inc., 8.25%, 2/14/14(L2)	125,000	145,196
Time Warner Inc., 3.15%, 7/15/15(L2)	150,000	152,563
		297,759
MULTI-LINE INSURANCE—0.2%
International Lease Finance Corp., 6.50%, 9/1/14(L2)(b)	175,000	186,375

MULTI-UTILITIES—0.8%
Consolidated Edison Co., of New York Inc., 5.30%, 12/1/16(L2)	875,000	983,855

OIL & GAS DRILLING—0.6%
Transocean Inc., 6.50%, 11/15/20(L2)	650,000	691,379

OIL & GAS EXPLORATION & PRODUCTION—1.1%
Anadarko Petroleum Corp., 6.38%, 9/15/17(L2)	650,000	709,020
Plains Exploration & Production Co., 7.63%, 4/1/20(L2)	650,000	688,188
		1,397,208
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Inergy LP/Inergy Finance Corp., 7.00%, 10/1/18(L2)(b)	175,000	177,188
Williams Cos Inc., /The, 8.75%, 1/15/20(L2)	350,000	425,121
		602,309
OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
Citigroup Inc., 8.50%, 5/22/19(L2)	600,000	746,029
JPMorgan Chase & Co., 7.90%, 4/30/49(L2)	1,000,000	1,066,570
		1,812,599
PACKAGED FOODS & MEATS—0.1%
Kraft Foods Inc., 6.75%, 2/19/14(L2)	125,000	142,594

PHARMACEUTICALS—1.6%
AstraZeneca PLC, 5.40%, 6/1/14(L2)	600,000	667,748
Mylan Inc., 6.00%, 11/15/18(L2)(b)	650,000	640,250
Roche Holdings Inc., 5.00%, 3/1/14(L2)(b)	600,000	657,527
		1,965,525
PROPERTY & CASUALTY INSURANCE—0.6%
Liberty Mutual Group Inc., 7.80%, 3/15/37(L2)(b)	700,000	696,500

REGIONAL BANKS—0.9%
SouthTrust Bank, 6.57%, 12/15/27(L2)	1,000,000	1,050,308

SEMICONDUCTORS—0.6%
Analog Devices Inc., 5.00%, 7/1/14(L2)	350,000	377,523
Broadcom Corp., 1.50%, 11/1/13(L2)(b)	350,000	347,855
		725,378
SPECIALIZED REITS—0.2%
Host Hotels & Resorts LP, 7.13%, 11/1/13(L2)	224,000	228,480

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
SPECIALTY CHEMICALS—0.5%
Sigma-Aldrich Corp., 3.38%, 11/1/20(L2)	$650,000	$610,936

SYSTEMS SOFTWARE—0.3%
Microsoft Corp., 3.00%, 10/1/20(L2)	350,000	328,877

WIRELESS TELECOMMUNICATION SERVICES—0.4%
American Tower Corp., 4.50%, 1/15/18(L2)	350,000	347,460
MetroPCS Wireless Inc., 7.88%, 9/1/18(L2)	175,000	182,438
		529,898
TOTAL CORPORATE BONDS (Cost $27,981,929)		29,666,242

ASSET BACKED SECURITIES—0.7%
MULTI-UTILITIES—0.3%
CenterPoint Energy Transition Bond Co., LLC, 2005A, 4.97%, 8/1/14(L2)	368,533	379,172

OTHER DIVERSIFIED FINANCIAL SERVICES—0.4%
Nissan Auto Receivables Owner Trust, 2005A, 3.20%, 2/15/13(L2)	518,588	525,719

TOTAL ASSET BACKED SECURITIES (Cost $887,609)		904,891

U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS—2.8% (c)
COLLATERALIZED MORTGAGE BACKED OBLIGATIONS—2.4%
Federal National Mortgage Association, REMICS,
6.00%, 4/25/35 +,(L2)	1,800,000	1,989,800

Federal Home Loan Mortgage Corp., REMICS,
6.00%, 8/15/29 +,(L2)	749,078	753,301

Government National Mortgage Association, REMICS,
5.00%, 5/16/29 +,(L2)	169,889	170,736
		2,913,837
FEDERAL NATIONAL MORTGAGE ASSOCIATION—0.4%
Federal National Mortgage Association,
5.00%, 4/01/18 (L2)	493,711	527,573

TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS (Cost $3,220,014)		3,441,410

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—10.8% (c)
FEDERAL HOME LOAN BANK—0.2%
Federal Home Loan Banks,
5.38%, 6/08/12 (L2)	200,000	213,913

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—(CONT.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION—2.6%
Federal National Mortgage Association,
4.63%, 5/01/13 (L2)	$1,400,000	$1,505,868
5.00%, 2/13/17 (L2)	1,400,000	1,581,824
		3,087,692
U.S. GOVERNMENT NOTE/BOND—8.0%
U.S. Treasury Bonds (L2)
5.25%, 11/15/28 (L2)	1,000,000	1,146,250
U.S. Treasury Notes
5.00%, 8/15/11 (L2)	1,285,000	1,322,947
1.13%, 1/15/12 (L2)	1,400,000	1,411,430
1.50%, 12/31/13 (L2)	1,400,000	1,420,343
4.50%, 2/15/16 (L2)	640,000	716,750
4.75%, 8/15/17 (L2)	640,000	725,850
3.50%, 2/15/18 (L2)	150,000	157,817
3.38%, 11/15/19 (L2)	1,650,000	1,684,677
2.63%, 11/15/20 (L2)	1,000,000	943,438
		8,383,252
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) (Cost $12,342,890)		12,831,107

Total Investments (Cost $107,219,635)(d)	96.3%	115,404,826
Other Assets in Excess of Liabilities	3.7	4,398,842

NET ASSETS	100.0%	$119,803,668

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

+	Real Estate Mortgage Investment Conduit
*	Non-income producing security.
#	American Depository Receipts.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 5.7% of the net assets of the Fund.

(c)	Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.
(d)

At December 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $107,312,056 amounted to $8,092,770 which consisted of aggregate gross unrealized appreciation of $13,447,414 and aggregate gross unrealized depreciation of $5,354,644.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER PORTFOLIOS

Statements of Assets and Liabilities December 31, 2010

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$287,633,604	$336,475,030
Cash and cash equivalents	2,518,479	19,209,523
Receivable for investment securities sold	9,365,658	3,634,500
Receivable for shares of beneficial interest sold	508,004	80,841
Dividends and interest receivable	151,587	270,711
Receivable from Investment Manager	—	—
Prepaid expenses	40,465	43,811
Total Assets	300,217,797	359,714,416
LIABILITIES:
Payable for investment securities purchased	2,582,067	4,803,919
Bank overdraft	—	—
Written options outstanding, at value**	—	—
Payable for shares of beneficial interest redeemed	355,804	320,791
Accrued investment advisory fees	193,934	212,724
Accrued transfer agent fees	6,406	7,840
Accrued distribution fees	2,695	1,789
Accrued administrative fees	6,882	8,239
Accrued shareholder servicing fees	2,502	2,996
Accrued other expenses	82,603	93,822
Total Liabilities	3,232,893	5,452,120
NET ASSETS	$296,984,904	$354,262,296
Net Assets Consist of:
Paid in capital	323,729,483	423,093,275
Undistributed net investment income	267,733	3,307,715
Accumulated net realized loss	(52,825,026)	(114,649,990)
Net unrealized appreciation on investments	25,812,714	42,511,296
NET ASSETS	$296,984,904	$354,262,296
Net Asset Value Per Share
Class I-2	$52.16	$43.68
Class S	$51.04	$43.11
Net Assets By Class
Class I-2	$284,224,567	$345,893,352
Class S	$12,760,337	$8,368,944
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)
Class I-2	5,449,512	7,918,786
Class S	250,021	194,109

*Identified Cost	$261,820,943	$293,963,734
**Written options premiums received	$—	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$154,742,611	$68,839,468	$566,562,189	$32,951,757	$115,404,826
Cash and cash equivalents	12,665,332	560,381	21,413,504	—	2,761,466
Receivable for investment securities sold	1,286,525	39,130	4,130,911	571,931	1,801,582
Receivable for shares of beneficial interest sold	59,791	2,675	135,030	1,259	48,326
Dividends and interest receivable	51,369	8,798	58,030	37,806	629,945
Receivable from Investment Manager	—	9,976	—	—	—
Prepaid expenses	31,824	20,050	53,435	16,980	37,071
Total Assets	168,837,452	69,480,478	592,353,099	33,579,733	120,683,216
LIABILITIES:
Payable for investment securities purchased	—	69,039	919,581	400,968	604,581
Bank overdraft	—	—	—	129,807	—
Written options outstanding, at value**	99,190	—	—	—	—
Payable for shares of beneficial interest redeemed	56,792	—	671,523	52,335	152,543
Accrued investment advisory fees	107,903	48,351	403,088	14,883	68,039
Accrued transfer agent fees	7,546	3,167	6,508	3,085	4,572
Accrued distribution fees	1,876	—	12,682	—	—
Accrued administrative fees	3,904	1,642	13,685	765	2,793
Accrued shareholder servicing fees	1,420	597	4,976	278	1,015
Accrued other expenses	90,563	30,487	101,561	42,130	46,005
Total Liabilities	369,194	153,283	2,133,604	644,251	879,548
NET ASSETS	$168,468,258	$69,327,195	$590,219,495	$32,935,482	$119,803,668
Net Assets Consist of:
Paid in capital	239,571,657	57,448,277	492,131,112	45,685,310	136,469,810
Undistributed net investment income	30,942	—	26,027	548,744	3,099,954
Accumulated net realized loss	(86,165,045)	(316,179)	(9,689,236)	(15,360,573)	(27,951,291)
Net unrealized appreciation on investments	15,030,704	12,195,097	107,751,592	2,062,001	8,185,195
NET ASSETS	$168,468,258	$69,327,195	$590,219,495	$32,935,482	$119,803,668
Net Asset Value Per Share
Class I-2	$12.75	$8.96	$32.05	$10.25	$11.61
Class S	$12.34	$—	$31.36	$—	$—
Net Assets By Class
Class I-2	$159,609,477	$69,327,195	$530,422,906	$32,935,482	$119,803,668
Class S	$8,858,781	$—	$59,796,590	$—	$—
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)	12,520,592	7,736,216	16,551,985	3,211,815	10,323,288
Class I-2	717,884	—	1,906,706	—	—
Class S

*Identified Cost	$139,676,190	$56,644,371	$458,810,597	$30,889,755	$107,219,635
**Written options premiums received	$63,425	$—	$—	$—	$—

THE ALGER PORTFOLIOS

Statements of Operations

For the year ended December 31, 2010

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$2,982,586	$6,410,883
Interest	3,184	1,992
Other	304	31
Total Income	2,986,074	6,412,906
EXPENSES
Advisory fees—Note 3(a)	2,169,099	2,432,769
Distribution fees—Note3(b):
Class S	31,571	21,327
Administrative fees—Note 3(a)	73,642	94,227
Custodian fees	69,258	60,665
Interest expenses	15	1,501
Transfer agent fees and expenses—Note 3(d)	43,525	48,685
Printing fees	98,800	124,900
Professional fees	49,689	54,313
Registration fees	63,053	40,053
Trustee fees—Note 3(e)	18,790	19,194
Miscellaneous	51,789	65,804
Total Expenses	2,669,231	2,963,438
Less, expense reimbursement/waivers Note 3(a)	(93,725)	—
Net Expenses	2,575,506	2,963,438
NET INVESTMENT INCOME (LOSS)	410,568	3,449,468
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and purchased options	28,578,159	18,396,780
Net realized loss on foreign currency transactions	(126,979)	—
Net realized loss on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	6,552,324	20,749,664
Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	35,003,504	39,146,444
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,414,072	$42,595,912

*Foreign withholding taxes	$11,302	$9,154

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$2,034,839	$213,847	$1,307,637	$902,809	$1,292,831
Interest	(27,804)	524	5,397	1,983	2,900,228
Other	13	73	2,153	15	40,549
Total Income	2,007,048	214,444	1,315,187	904,807	4,233,608
EXPENSES
Advisory fees—Note 3(a)	1,382,154	414,632	3,888,776	189,172	866,232
Distribution fees—Note3(b):
Class S	21,784	—	137,731	—	601
Administrative fees—Note 3(a)	50,012	14,077	132,026	8,893	33,551
Custodian fees	63,131	23,438	52,995	22,940	31,800
Interest expenses	2,570	—	—	984	383
Transfer agent fees and expenses—Note 3(d)	38,624	19,957	61,644	16,819	34,465
Printing fees	110,770	9,140	205,640	40,850	33,775
Professional fees	39,778	27,716	60,290	27,857	35,212
Registration fees	47,823	28,639	66,704	28,738	43,936
Trustee fees—Note 3(e)	18,486	17,813	19,479	17,808	18,257
Miscellaneous	47,335	12,594	90,393	9,314	26,146
Total Expenses	1,822,467	568,006	4,715,678	363,375	1,124,358
Less, expense reimbursement/waivers Note 3(a)	—	(61,042)	—	(16,169)	(48,802)
Net Expenses	1,822,467	506,964	4,715,678	347,206	1,075,556
NET INVESTMENT INCOME (LOSS)	184,581	(292,520)	(3,400,491)	557,601	3,158,052
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and purchased options	25,574,640	623,789	47,833,647	58,760	1,897,794
Net realized loss on foreign currency transactions	(109,681)	—	—	(104)	(193)
Net realized loss on options written	(533,987)	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	5,301,853	12,065,173	71,475,228	3,053,715	6,662,845
Net change in unrealized appreciation (depreciation) on written options	(35,765)	—	—	—	—
Net realized and unrealized gain on investments, options and foreign currency	30,197,060	12,688,962	119,308,875	3,112,371	8,560,446
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,381,641	$12,396,442	$115,908,384	$3,669,972	$11,718,498

*Foreign withholding taxes	$10,577	$1,061	$2,578	$229	$2,498

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net investment income (loss)	$410,568	$1,031,396
Net realized gain (loss) on investments, options and foreign currency transactions	28,451,180	32,650,515
Net change in unrealized appreciation on investments, options and foreign currency	6,552,324	55,526,468
Net increase in net assets resulting from operations	35,414,072	89,208,379
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(1,008,170)	—
Class S	(27,573)	—
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	(1,035,743)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	1,833,933	(18,822,263)
Class S	(2,017,960)	(299,187)
Net increase (decrease) from shares of beneficial interest transactions— Note 6	(184,027)	(19,121,450)
Total increase (decrease)	34,194,302	70,086,929
Net Assets:
Beginning of period	262,790,602	192,703,673
END OF PERIOD	$296,984,904	$262,790,602
Undistributed net investment income	$267,733	$1,047,161

See Notes to Financial Statements.

	Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger SMid Cap Growth Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net investment income (loss)	$3,449,468	$2,535,016	$184,581	$(415,034)	$(292,520)	$(6,713)
Net realized gain (loss) on investments, options and foreign currency transactions	18,396,780	4,678,264	24,930,972	1,650,641	623,789	(162,906)
Net change in unrealized appreciation on investments, options and foreign currency	20,749,664	112,376,614	5,266,088	65,610,670	12,065,173	632,442
Net increase in net assets resulting from operations	42,595,912	119,589,894	30,381,641	66,846,277	12,396,442	462,823
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(2,490,642)	(1,956,246)	—	—	—	—
Class S	(43,820)	(47,587)	—	—	—	—
Net realized gains
Class I-2	—	—	—	—	(50,582)	—
Class S	—	—	—	—	—	—
Total dividends and distributions to shareholders	(2,534,462)	(2,003,833)	—	—	(50,582)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(43,312,397)	(32,354,147)	(53,174,562)	(8,440,613)	55,505,142	14,214
Class S	(1,922,638)	(1,271,088)	(2,173,458)	(920,441)	—	—
Net increase (decrease) from shares of beneficial interest transactions— Note 6	(45,235,035)	(33,625,235)	(55,348,020)	(9,361,054)	55,505,142	14,214
Total increase (decrease)	(5,173,585)	83,960,826	(24,966,379)	57,485,223	67,851,002	477,037
Net Assets:
Beginning of period	359,435,881	275,475,055	193,434,637	135,949,414	1,476,193	999,156
END OF PERIOD	$354,262,296	$359,435,881	$168,468,258	$193,434,637	$69,327,195	$1,476,193
Undistributed net investment income	$3,307,715	$2,534,444	$30,942	$15,829	$—	$151

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Alger Small Cap Growth Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net investment income (loss)	$(3,400,491)	$(2,106,422)
Net realized gain (loss) on investments, options and foreign currency transactions	47,833,647	(8,452,959)
Net change in unrealized appreciation on investments, options and foreign currency	71,475,228	133,476,620
Net increase in net assets resulting from operations	115,908,384	122,917,239
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	100,091,605	(26,541,455)
Class S	(7,523,695)	(6,081,654)
Net increase (decrease) from shares of beneficial interest transactions— Note 6	92,567,910	(32,623,109)
Total increase (decrease)	208,476,294	90,294,130
Net Assets:
Beginning of period	381,743,201	291,449,071
END OF PERIOD	$590,219,495	$381,743,201
Undistributed net investment income	$26,027	$32,884

See Notes to Financial Statements.

	Alger Growth & Income Portfolio		Alger Balanced Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net investment income (loss)	$557,601	$523,000	$3,158,052	$3,121,265
Net realized gain (loss) on investments, options and foreign currency transactions	58,656	(3,714,877)	1,897,601	(12,805,562)
Net change in unrealized appreciation on investments, options and foreign currency	3,053,715	11,831,192	6,662,845	40,357,012
Net increase in net assets resulting from operations	3,669,972	8,639,315	11,718,498	30,672,715
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(475,630)	(768,219)	(3,115,203)	(3,885,030)
Class S	—	—	(5,390)	(7,319)
Net realized gains
Class I-2	—	—	—	—
Class S	—	—	—	—
Total dividends and distributions to shareholders	(475,630)	(768,219)	(3,120,593)	(3,892,349)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(4,802,553)	(2,843,200)	(16,551,023)	(17,726,993)
Class S	—	—	(276,098)	22,064
Net increase (decrease) from shares of beneficial interest transactions— Note 6	(4,802,553)	(2,843,200)	(16,827,121)	(17,704,929)
Total increase (decrease)	(1,608,211)	5,027,896	(8,229,216)	9,075,437
Net Assets:
Beginning of period	34,543,693	29,515,797	128,032,884	118,957,447
END OF PERIOD	$32,935,482	$34,543,693	$119,803,668	$128,032,884
Undistributed net investment income	$548,744	$509,150	$3,099,954	$3,051,230

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$45.92	$30.39	$55.39	$41.48	$34.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.08	0.18	0.05	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	6.34	15.35	(25.05)	13.98	6.77
Total from investment operations	6.42	15.53	(25.00)	13.91	6.70
Dividends from net investment income	(0.18)	—	—	—	—
Net asset value, end of period	$52.16	$45.92	$30.39	$55.39	$41.48
Total return	14.03%	51.10%	(45.13)%	33.53%	19.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$284,225	$249,483	$183,335	$414,959	$298,024
Ratio of gross expenses to average net assets	0.98%	0.99%	0.95%	0.97%	0.98%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Ratio of net expenses to average net assets	0.94%	0.95%	0.91%	0.93%	0.98%
Ratio of net investment income to average net assets	0.17%	0.49%	0.12%	(0.15)%	(0.19)%
Portfolio turnover rate	203.56%	285.33%	317.72%	254.03%	245.58%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class S
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$45.01	$29.86	$54.57	$40.97	$34.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.08)	0.08	(0.05)	(0.16)	(0.17)
Net realized and unrealized gain (loss) on investments	6.20	15.07	(24.66)	13.76	6.70
Total from investment operations	6.12	15.15	(24.71)	13.60	6.53
Dividends from net investment income	(0.09)	—	—	—	—
Net asset value, end of period	$51.04	$45.01	$29.86	$54.57	$40.97
Total return	13.63%	50.69%	(45.28)%	33.20%	18.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,760	$13,307	$9,369	$20,783	$23,845
Ratio of gross expenses to average net assets	1.34%	1.24%	1.20%	1.22%	1.23%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Ratio of net expenses to average net assets	1.30%	1.20%	1.16%	1.18%	1.23%
Ratio of net investment income to average net assets	(0.18)%	0.23%	(0.12)%	(0.34)%	(0.45)%
Portfolio turnover rate	203.56%	285.33%	317.72%	254.03%	245.58%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$38.80	$26.48	$49.27	$41.22	$39.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.40	0.26	0.21	0.08	0.11
Net realized and unrealized gain (loss) on investments	4.77	12.27	(22.91)	8.12	1.92
Total from investment operations	5.17	12.53	(22.70)	8.20	2.03
Dividends from net investment income	(0.29)	(0.21)	(0.09)	(0.15)	(0.05)
Net asset value, end of period	$43.68	$38.80	$26.48	$49.27	$41.22
Total return	13.39%	47.57%	(46.15)%	19.94%	5.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$345,893	$350,117	$267,928	$562,009	$613,742
Ratio of gross expenses to average net assets	0.85%	0.87%	0.83%	0.83%	0.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.85%	0.87%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets	1.02%	0.83%	0.54%	0.17%	0.27%
Portfolio turnover rate	53.52%	74.63%	181.23%	133.61%	337.35%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class S
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$38.38	$26.23	$48.84	$40.87	$38.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.23	0.18	0.12	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	4.70	12.15	(22.73)	8.06	1.90
Total from investment operations	4.93	12.33	(22.61)	8.02	1.91
Dividends from net investment income	(0.20)	(0.18)	—	(0.05)	—
Net asset value, end of period	$43.11	$38.38	$26.23	$48.84	$40.87
Total return	12.91%	47.25%	(46.30)%	19.63%	4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,369	$9,318	$7,547	$15,289	$14,634
Ratio of gross expenses to average net assets	1.27%	1.12%	1.08%	1.08%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.27%	1.12%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	0.60%	0.58%	0.30%	(0.08)%	0.03%
Portfolio turnover rate	53.52%	74.63%	181.23%	133.61%	337.35%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$10.68	$7.04	$23.62	$20.75	$21.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	(0.02)	(0.05)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	2.06	3.66	(10.60)	6.07	2.08
Total from investment operations	2.07	3.64	(10.65)	6.00	1.99
Dividends from net investment income	—	—	(0.03)	—	—
Distributions from net realized gains	—	—	(5.90)	(3.13)	(3.14)
Net asset value, end of period	$12.75	$10.68	$7.04	$23.62	$20.75
Total return	19.38%	51.70%	(58.36)%	31.56%	10.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$159,609	$183,873	$128,806	$367,970	$317,649
Ratio of gross expenses to average net assets	0.98%	0.98%	0.92%	0.91%	0.91%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.98%	0.98%	0.92%	0.91%	0.91%
Ratio of net investment income to average net assets	0.12%	(0.25)%	(0.33)%	(0.33)%	(0.42)%
Portfolio turnover rate	214.93%	280.22%	353.68%	242.84%	313.80%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class S
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$10.38	$6.86	$23.21	$20.48	$21.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.04)	(0.08)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	1.99	3.56	(10.37)	5.98	2.06
Total from investment operations	1.96	3.52	(10.45)	5.86	1.92
Distributions from net realized gains	—	—	(5.90)	(3.13)	(3.14)
Net asset value, end of period	$12.34	$10.38	$6.86	$23.21	$20.48
Total return	18.88%	51.31%	(58.47)%	31.27%	9.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,859	$9,561	$7,143	$18,141	$15,133
Ratio of gross expenses to average net assets	1.39%	1.23%	1.17%	1.16%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.39%	1.23%	1.17%	1.16%	1.17%
Ratio of net investment income to average net assets	(0.31)%	(0.50)%	(0.58)%	(0.57)%	(0.68)%
Portfolio turnover rate	214.93%	280.22%	353.68%	242.84%	313.80%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2010	Year ended 12/31/2009	From 1/2/2008 (commencement of operations) to 12/31/2008(i)
Net asset value, beginning of period	$7.25	$4.97	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.76	2.31	(4.98)
Total from investment operations	1.72	2.28	(5.03)
Distributions from net realized gains	(0.01)	—	—
Net asset value, end of period	$8.96	$7.25	$4.97
Total return	23.67%	45.88%	(50.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$69,327	$1,476	$999
Ratio of gross expenses to average net assets	1.11%	6.20%	4.60%
Ratio of expense reimbursements to average net assets	(0.12)%	(5.20)%	(3.60)%
Ratio of net expenses to average net assets	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	(0.57)%	(0.56)%	(0.64)%
Portfolio turnover rate	65.55%	74.57%	77.82%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$25.58	$17.58	$33.32	$28.42	$23.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.13)	(0.17)	(0.21)	(0.16)
Net realized and unrealized gain (loss) on investments	6.66	8.13	(15.21)	5.11	4.90
Total from investment operations	6.47	8.00	(15.38)	4.90	4.74
Distributions from net realized gains	—	—	(0.36)	—	—
Net asset value, end of period	$32.05	$25.58	$17.58	$33.32	$28.42
Total return	25.29%	45.51%	(46.60)%	17.24%	20.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$530,423	$326,880	$248,212	$558,654	$525,675
Ratio of gross expenses to average net assets	0.95%	0.97%	0.92%	0.96%	0.93%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.95%	0.97%	0.92%	0.96%	0.93%
Ratio of net investment income to average net assets	(0.68)%	(0.61)%	(0.66)%	(0.66)%	(0.63)%
Portfolio turnover rate	68.99%	86.65%	57.34%	65.96%	91.40%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio

	Class S
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$25.11	$17.30	$32.86	$28.10	$23.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)	(0.17)	(0.23)	(0.29)	(0.23)
Net realized and unrealized gain (loss) on investments	6.50	7.98	(14.97)	5.05	4.86
Total from investment operations	6.25	7.81	(15.20)	4.76	4.63
Distributions from net realized gains	—	—	(0.36)	—	—
Net asset value, end of period	$31.36	$25.11	$17.30	$32.86	$28.10
Total return	24.94%	45.09%	(46.71)%	16.94%	19.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,797	$54,863	$43,237	$95,327	$80,189
Ratio of gross expenses to average net assets	1.22%	1.22%	1.17%	1.21%	1.18%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.22%	1.22%	1.17%	1.21%	1.18%
Ratio of net investment income to average net assets	(0.94)%	(0.86)%	(0.91)%	(0.91)%	(0.88)%
Portfolio turnover rate	68.99%	86.65%	57.34%	65.96%	91.40%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Portfolio

	Class I-2
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$9.26	$7.20	$12.12	$11.09	$10.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.16	0.13	0.19	0.18	0.08
Net realized and unrealized gain (loss) on investments	0.97	2.13	(4.90)	0.94	0.86
Total from investment operations	1.13	2.26	(4.71)	1.12	0.94
Dividends from net investment income	(0.14)	(0.20)	(0.21)	(0.09)	(0.13)
Net asset value, end of period	$10.25	$9.26	$7.20	$12.12	$11.09
Total return	12.27%	32.17%	(39.47)%	10.13%	9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,935	$34,544	$29,516	$62,121	$68,106
Ratio of gross expenses to average net assets	1.12%	0.94%	0.84%	0.72%	0.91%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%	(0.05)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.07%	0.89%	0.79%	0.72%	0.91%
Ratio of net investment income to average net assets	1.72%	1.72%	1.86%	1.52%	0.77%
Portfolio turnover rate	41.75%	62.00%	72.01%	83.10%	151.43%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Portfolio

	Class I-2
	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$10.79	$8.64	$14.61	$14.11	$14.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.28	0.25	0.26	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.82	2.21	(4.35)	1.41	0.39
Total from investment operations	1.10	2.46	(4.09)	1.67	0.63
Dividends from net investment income	(0.28)	(0.31)	(0.33)	(0.31)	(0.22)
Distributions from net realized gains	—	—	(1.55)	(0.86)	(0.74)
Net asset value, end of period	$11.61	$10.79	$8.64	$14.61	$14.11
Total return	10.33%	29.25%	(31.76)%	12.37%	4.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$119,804	$127,756	$118,759	$224,090	$254,579
Ratio of gross expenses to average net assets	0.91%	0.89%	0.85%	0.84%	0.86%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Ratio of net expenses to average net assets	0.87%	0.85%	0.81%	0.80%	0.86%
Ratio of net investment income to average net assets	2.60%	2.60%	2.19%	1.79%	1.71%
Portfolio turnover rate	69.30%	104.04%	76.32%	103.77%	288.73%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). The Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; it also invests primarily in equity securities. The Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class I-2 shares and Class S shares except for the Alger Growth & Income Portfolio, Alger SMid Cap Growth Portfolio and Alger Balanced Portfolio which only offer Class I-2 shares. Alger Balanced Portfolio discontinued offering Class S shares on October 1, 2010 and the Class was liquidated on November 23, 2010.  Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers,

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolios would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios, own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios, own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Portfolio Securities: Each Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets. The Portfolios may earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The “current market value” of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. There were no securities on loan during the year ended December 31, 2010.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Dividends from net investment income are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned. Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, realized gain or loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present the Portfolios’ capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. With the exception of Alger SMid Cap Growth Portfolio, the Portfolios’ open tax years are 2007-2010. Alger SMid Cap Growth Portfolio’s open tax years are 2008-2010. Based upon their review of tax positions for the Portfolios, the Portfolios have determined that ASC 740 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2010.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. (“Alger Management”), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Portfolio	.810%	.0275%
Alger Large Cap Growth Portfolio	.710	.0275
Alger Mid Cap Growth Portfolio	.760	.0275
Alger SMid Cap Growth	.810	.0275
Alger Small Cap Growth Portfolio	.810	.0275
Alger Growth & Income Portfolio	.585	.0275
Alger Balanced Portfolio	.710	.0275

As part of a settlement with the New York State Attorney General dated October 11, 2006, Alger Management has agreed to reduce its advisory fees listed above to 0.67% for the Alger Balanced Portfolio, 0.535% for the Alger Growth & Income Portfolio and 0.775% for the Alger Capital Appreciation Portfolio for the period from December 1, 2006 through November 30, 2011.

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2011. For the year ended December 31, 2010, Alger Management reimbursed management fees of the Portfolio totaling $61,042.

(b) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(c) Brokerage Commissions: During the year ended December 31, 2010, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. $479,776, $170,999, $387,889, $40,292, $353,081, $14,770 and $18,872, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc. (“BFDS”) the transfer agent, and other related services.  Effective June 1, 2010 the Fund compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  From January 1, 2010 through December 31, 2010, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio incurred fees of $15,688, $19,615, $10,256, $3,592, $30,179, $1,856, and $6,989 respectively, for these services, which are included in transfer agent fees and expenses in the Statements of Operations.

(e) Trustee Fees: From January 1, 2010 through February 8, 2010, each Portfolio paid each Trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees received an additional annual fee of $10,000 which is paid, pro rata, by all portfolios managed by Alger Management. Additionally, each member of the audit committee received an additional $50 from each Portfolio for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

(f) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other Portfolios, and each Portfolio may borrow in an amount up to 10% of its net assets from other Portfolios. If a Portfolio has borrowed from other Portfolios and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, such Portfolio will secure all of its loans from other Portfolios. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolios.

During the year ended December 31, 2010, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio and Alger Balanced Portfolio incurred interest expense of $232, $2,341 and $67, respectively,  in connection with interfund loans.  During the year ended December 31, 2010, Alger Small Cap Growth Portfolio earned interfund loan interest income of $377.

(g) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the year ended December 31, 2010, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$518,344,753	$518,999,536
Alger Large Cap Growth Portfolio	177,913,293	236,517,986
Alger Mid Cap Growth Portfolio	376,263,179	426,437,216
Alger SMid Cap Growth Portfolio	85,074,784	29,950,865
Alger Small Cap Growth Portfolio	397,100,312	315,716,456
Alger Growth & Income Portfolio	13,374,940	17,966,532
Alger Balanced Portfolio	82,347,206	96,434,910

Written call and put options activity for the year ended December 31, 2010, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2009	—	$—
Call Options written	736	331,192
Call Options closed	645	267,767
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at December 31, 2010	91	$63,425

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2009	—	$—
Put Options written	3,613	798,670
Put Options closed	3,613	798,670
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at December 31, 2010	—	$—

As of December 31, 2010, Alger Mid Cap Growth Portfolio had portfolio securities valued at $1,598,870 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio  pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3 (f).  For the year ended December 31, 2010, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Portfolio	$645	2 .26%
Alger Large Cap Growth Portfolio	23,218	1 .24
Alger Mid Cap Growth Portfolio	224,981	1 .23
Alger Growth & Income Portfolio	40,358	2 .28
Alger Balanced Portfolio	16,951	1 .88

The highest amount borrowed during the year ended December 31, 2010 for each Portfolio was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Portfolio	$235,450
Alger Large Cap Growth Portfolio	1,200,000
Alger Mid Cap Growth Portfolio	20,700,000
Alger Growth & Income Portfolio	362,868
Alger Balanced Portfolio	841,353

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class.  During the year ended December 31, 2010 and the year ended December 31, 2009, transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2010		FOR THE YEAR ENDED DECEMBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	1,334,855	$62,669,328	848,597	$32,145,644
Dividends reinvested	21,423	1,008,170	—	—
Shares redeemed	(1,340,201)	(61,843,565)	(1,447,904)	(50,967,907)
Net increase (decrease)	16,077	$1,833,933	(599,307)	$(18,822,263)
Class S:
Shares sold	44,732	$2,044,736	75,711	$2,851,694
Dividends reinvested	597	27,573	—	—
Shares redeemed	(90,962)	(4,090,269)	(93,770)	(3,150,881)
Net decrease	(45,633)	$(2,017,960)	(18,059)	$(299,187)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	634,368	$25,008,515	710,838	$23,032,463
Dividends reinvested	61,941	2,490,642	67,434	1,956,246
Shares redeemed	(1,800,054)	(70,811,554)	(1,875,653)	(57,342,856)
Net decrease	(1,103,745)	$(43,312,397)	(1,097,381)	$(32,354,147)
Class S:
Shares sold	8,619	$339,386	31,336	$980,008
Dividends reinvested	1,101	43,820	1,655	47,587
Shares redeemed	(58,425)	(2,305,844)	(77,900)	(2,298,683)
Net decrease	(48,705)	$(1,922,638)	(44,909)	$(1,271,088)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	2,286,101	$25,392,868	3,177,771	$27,617,755
Shares redeemed	(6,981,892)	(78,567,430)	(4,265,908)	(36,058,368)
Net decrease	(4,695,791)	$(53,174,562)	(1,088,137)	$(8,440,613)
Class S:
Shares sold	41,561	$437,871	128,294	$1,035,908
Shares redeemed	(244,711)	(2,611,329)	(248,972)	(1,956,349)
Net decrease	(203,150)	$(2,173,458)	(120,678)	$(920,441)

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	8,371,231	$62,366,972	2,646	$14,898
Dividends reinvested	5,595	50,582	—	—
Shares redeemed	(844,279)	(6,912,412)	(115)	(684)
Net increase	7,532,547	$55,505,142	2,531	$14,214

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2010		FOR THE YEAR ENDED DECEMBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	6,711,956	$180,700,221	926,499	$19,799,723
Shares redeemed	(2,936,871)	(80,608,616)	(2,264,820)	(46,341,178)
Net increase (decrease)	3,775,085	$100,091,605	(1,338,321)	$(26,541,455)
Class S:
Shares sold	15,699	$420,607	35,035	$660,427
Shares redeemed	(294,340)	(7,944,302)	(349,140)	(6,742,081)
Net decrease	(278,641)	$(7,523,695)	(314,105)	$(6,081,654)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	550,668	$5,117,747	363,903	$2,931,455
Dividends reinvested	50,119	475,630	107,143	768,219
Shares redeemed	(1,118,935)	(10,395,930)	(840,309)	(6,542,874)
Net decrease	(518,148)	$(4,802,553)	(369,263)	$(2,843,200)

Alger Balanced Portfolio
Class I-2:
Shares sold	594,492	$6,504,085	843,697	$8,050,600
Dividends reinvested	285,275	3,115,203	438,986	3,885,030
Shares redeemed	(2,397,137)	(26,170,311)	(3,183,478)	(29,662,623)
Net decrease	(1,517,370)	$(16,551,023)	(1,900,795)	$(17,726,993)
Class S:
Shares sold	56	$698	4,947	$46,643
Dividends reinvested	454	5,390	760	7,319
Shares redeemed	(24,051)	(282,186)	(3,249)	(31,898)
Net increase (decrease)	(23,541)	$(276,098)	2,458	$22,064

During the year ended December 31, 2010, shares sold for the Alger SMid Cap Growth Portfolio and Small Cap Growth Portfolio include a subscription- in-kind of 7,417,029 and 1,500,239 Class I-2 shares valued at $54,811,845 and $38,781,182, respectively.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2010 and the year ended December 31, 2009 was as follows:

	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Alger Capital Appreciation Portfolio
Distributions paid from:
Ordinary Income	$1,035,743	—
Long-term capital gain	—	—
Total distributions paid	$1,035,743	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Alger Large Cap Growth Portfolio
Distributions paid from:
Ordinary Income	2,534,462	$2,003,833
Long-term capital gain	—	—
Total distributions paid	$2,534,462	$2,003,833

Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	50,582	—
Total distributions paid	$50,582	—

Alger Small Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	475,630	768,219
Long-term capital gain	—	—
Total distributions paid	$475,630	$768,219

Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	3,120,593	3,892,349
Long-term capital gain	—	—
Total distributions paid	$3,120,593	$3,892,349

As of December 31, 2010, the components of accumulated gains and losses on a tax basis were as follows:

Alger Capital Appreciation Portfolio
Undistributed ordinary income	$225,789
Undistributed long-term gains	—
Net accumulated earnings	225,789
Capital loss carryforwards	(51,437,420)
Net unrealized appreciation	24,467,052
Total accumulated losses	$(26,744,579)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Portfolio
Undistributed ordinary income	3,307,715
Undistributed long-term gains	—
Net accumulated earnings	3,307,715
Capital loss carryforwards	(113,383,561)
Post-October losses	(694,866)
Net unrealized appreciation	41,939,733
Total accumulated losses	$(68,830,979)

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	492,461
Undistributed long-term gains	—
Net accumulated earnings	492,461
Capital loss carryforwards	(85,297,012)
Net unrealized appreciation	13,701,152
Total accumulated losses	$(71,103,399)

Alger SMid Cap Growth Portfolio
Undistributed ordinary income	23,012
Undistributed long-term gains	95,312
Net accumulated earnings	118,324
Capital loss carryforwards	(436,051)
Post-October losses	(7,416)
Net unrealized appreciation	12,204,061
Total accumulated gains	$11,878,918

Alger Small Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(9,616,693)
Net unrealized appreciation	107,705,076
Total accumulated gains	$98,088,383

Alger Growth & Income Portfolio
Undistributed ordinary income	497,206
Undistributed long-term gains	—
Net accumulated earnings	497,206
Capital loss carryforwards	(15,344,150)
Net unrealized appreciation	2,097,116
Total accumulated losses	$(12,749,828)

Alger Balanced Portfolio
Undistributed ordinary income	3,162,400
Undistributed long-term gains	—
Net accumulated earnings	3,162,400
Capital loss carryforwards	(27,921,312)
Net unrealized appreciation	8,092,770
Total accumulated losses	$(16,666,142)

At December 31, 2010, the Portfolios, for federal income tax purposes, had capital loss

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
2011	—	$31,134,918	—	—
2016	$29,672,544	32,243,835	$32,553,636	$191,023
2017	21,764,876	50,004,808	52,743,376	245,028
Total	51,437,420	113,383,561	85,297,012	436,051

Expiration Dates	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
2011	—	$5,270,882	—
2016	—	3,684,992	$4,137,651
2017	$9,616,693	5,947,315	23,783,661
2018	—	440,961	—
Total	9,616,693	15,344,150	27,921,312

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2010:

Alger Capital Appreciation Portfolio
Undistributed net investment income	$(154,253)
Accumulated net realized loss	$168,870
Paid in capital	$(14,617)

Alger Large Cap Growth Portfolio
Undistributed net investment income	$(141,735)
Accumulated net realized loss	$184,926,682
Paid in capital	$(184,784,947)

Alger Mid Cap Growth Portfolio
Undistributed net investment income	$(169,468)
Accumulated net realized loss	$150,814
Paid in capital	$18,654

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio
Undistributed net investment income	$292,369
Accumulated net realized loss	$(229,925)
Paid in capital	$(62,444)

Alger Small Cap Growth Portfolio
Undistributed net investment income	$3,393,634
Accumulated net realized loss	$(11,898)
Paid in capital	$(3,381,736)

Alger Growth & Income Portfolio
Undistributed net investment income	$(42,377)
Accumulated net realized loss	$17,184,927
Paid in capital	$(17,142,550)

Alger Balanced Portfolio
Undistributed net investment income	$11,265
Accumulated net realized loss	$36,275
Paid in capital	$(47,540)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments.  The following is a summary of the inputs used as of December 31, 2010 in valuing the Portfolios’ investments carried at fair value. There were no significant transfers of investment assets between Levels 1 and 2 as of December 31, 2010.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$45,262,342	$45,262,342	—	—
Consumer Staples	11,268,848	11,268,848	—	—
Energy	33,726,667	33,726,667	—	—
Financials	15,813,042	15,813,042	—	—
Health Care	24,605,618	24,605,618	—	—
Industrials	44,000,946	44,000,946	—	—
Information Technology	99,272,422	99,272,422	—	—
Materials	13,683,719	13,683,719	—	—
TOTAL COMMON STOCKS	$287,633,604	$287,633,604	—	—
TOTAL INVESTMENTS IN SECURITIES	$287,633,604	$287,633,604	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$41,391,445	$41,391,445	—	—
Consumer Staples	32,554,983	32,554,983	—	—
Energy	35,347,874	35,347,874	—	—
Financials	16,462,390	16,462,390	—	—
Health Care	33,918,618	33,918,618	—	—
Industrials	40,991,188	40,991,188	—	—
Information Technology	111,413,582	111,413,582	—	—
Materials	18,309,105	18,309,105	—	—
Telecommunication Services	3,031,268	3,031,268	—	—
Utilities	3,054,577	3,054,577	—	—
TOTAL COMMON STOCKS	$336,475,030	$336,475,030	—	—
TOTAL INVESTMENTS IN SECURITIES	$336,475,030	$336,475,030	—	—

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$25,938,345	$25,938,345	—	—
Energy	14,512,299	14,512,299	—	—
Financials	10,322,407	10,322,407	—	—
Health Care	11,756,566	11,756,566	—	—
Industrials	29,897,774	29,897,774	—	—
Information Technology	46,631,553	46,631,553	—	—
Materials	11,279,554	11,279,554	—	—
Telecommunication Services	847,458	847,458	—	—
TOTAL COMMON STOCKS	$151,185,956	$151,185,956	—	—
CONVERTIBLE CORPORATE BONDS
Telecommunication Services	$2,211,160	—	$2,211,160	—
CONVERTIBLE PREFERRED STOCK
Health Care	$1,260,003	—	—	$1,260,003
PURCHASED OPTIONS & RIGHTS
Consumer Discretionary	$52,851	$52,851	—	—
Materials	$32,641	$32,641	—	—
TOTAL PURCHASED OPTIONS & RIGHTS	$85,492	$85,492	—	—
TOTAL INVESTMENTS IN SECURITIES	$154,742,611	$151,271,448	$2,211,160	$1,260,003
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Consumer Discretionary	$99,190	$99,190	—	—
TOTAL SECURITIES SOLD SHORT	$99,190	$99,190	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$12,446,572	$12,446,572	—	—
Consumer Staples	1,633,382	1,633,382	—	—
Energy	3,272,883	3,272,883	—	—
Financials	4,511,631	4,511,631	—	—
Health Care	10,413,037	10,413,037	—	—
Industrials	14,581,129	14,581,129	—	—
Information Technology	16,698,687	16,698,687	—	—
Materials	3,750,795	3,750,795	—	—
Telecommunication Services	786,662	786,662	—	—
Utilities	744,690	744,690	—	—
TOTAL COMMON STOCKS	$68,839,468	$68,839,468	—	—
TOTAL INVESTMENTS IN SECURITIES	$68,839,468	$68,839,468	—	—

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$108,967,534	$108,967,534	—	—
Consumer Staples	14,751,965	14,751,965	—	—
Energy	29,057,415	29,057,415	—	—
Financials	24,960,728	24,960,728	—	—
Health Care	92,292,533	92,292,533	—	—
Industrials	101,441,409	101,441,409	—	—
Information Technology	155,038,999	155,038,999	—	—
Materials	33,872,200	33,872,200	—	—
Utilities	6,179,406	6,179,406	—	—
TOTAL COMMON STOCKS	$566,562,189	$566,562,189	—	—
TOTAL INVESTMENTS IN SECURITIES	$566,562,189	$566,562,189	—	—

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,488,201	$3,488,201	—	—
Consumer Staples	3,483,865	3,483,865	—	—
Energy	4,391,156	4,391,156	—	—
Financials	4,832,900	4,832,900	—	—
Health Care	3,404,691	3,404,691	—	—
Industrials	3,731,801	3,731,801	—	—
Information Technology	6,231,227	6,231,227	—	—
Materials	1,274,904	1,274,904	—	—
Telecommunication Services	785,579	785,579	—	—
Utilities	451,062	451,062	—	—
TOTAL COMMON STOCKS	$32,075,386	$32,075,386	—	—
CONVERTIBLE PREFERRED STOCK
Consumer Discretionary	$438,994	$438,994	—	—
Utilities	164,910	164,910	—	—
TOTAL CONVERTIBLE PREFERRED STOCK	$603,904	$603,904	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MANDATORY CONVERTIBLE PREFERRED STOCK
Financials	$163,481	$163,481	—	—
PREFERRED STOCKS
Financials	$108,986	$108,986	—	—
TOTAL INVESTMENTS IN SECURITIES	$32,951,757	$32,951,757	—	—

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,019,157	$7,019,157	—	—
Consumer Staples	5,785,503	5,785,503	—	—
Energy	7,023,679	7,023,679	—	—
Financials	8,461,100	8,043,907	417,193	—
Health Care	5,931,869	5,931,869	—	—
Industrials	7,519,108	7,519,108	—	—
Information Technology	15,631,064	15,467,794	163,270	—
Materials	3,287,616	3,287,616	—	—
Telecommunication Services	154,920	154,920	—	—
TOTAL COMMON STOCKS	$60,814,016	$60,233,553	$580,463	—
CONVERTIBLE CORPORATE BONDS
Financials	$513,125	—	$513,125	—
Information Technology	851,719	—	851,719	—
Materials	812,500	—	812,500	—
Telecommunication Services	521,500	—	521,500	—
Utilities	703,750	—	703,750	—
TOTAL CONVERTIBLE CORPORATE BONDS	$3,402,594	—	$3,402,594	—
CONVERTIBLE PREFERRED STOCK
Consumer Discretionary	$946,925	$946,925	—	—
Financials	717,080	717,080	—	—
Utilities	439,760	439,760	—	—
TOTAL CONVERTIBLE PREFERRED STOCK	$2,103,765	$2,103,765	—	—
CORPORATE BONDS
Consumer Discretionary	$2,772,371	—	$2,772,371	—
Consumer Staples	142,594	—	142,594	—
Energy	2,690,896	—	2,690,896	—
Financials	7,543,610	—	7,543,610	—
Health Care	4,022,011	—	4,022,011	—
Industrials	1,794,336	—	1,794,336	—
Information Technology	5,061,503	—	5,061,503	—
Materials	2,747,041	—	2,747,041	—
Telecommunication Services	1,225,491	—	1,225,491	—
Utilities	1,666,389	—	1,666,389	—
TOTAL CORPORATE BONDS	$29,666,242	—	$29,666,242	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MANDATORY CONVERTIBLE PREFERRED STOCK
Financials	$956,830	$956,830	—	—
PREFERRED STOCKS
Financials	$1,283,971	$1,283,971	—	—
ASSET BACKED SECURITIES
Financials	$525,719	—	$525,719	—
Utilities	379,172	—	379,172	—
TOTAL ASSET BACKED SECURITIES	$904,891	—	$904,891	—
U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS
Collateralized Mortgage Backed Obligations	$2,913,837	—	$2,913,837	—
Federal National Mortgage Association	527,573	—	527,573	—
TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS	$3,441,410	—	$3,441,410	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE BACKED)
Federal Home Loan Bank	$213,913	—	$213,913	—
Federal National Mortgage Association	3,087,692	—	3,087,692	—
U.S. Treasury Bonds	1,146,250	—	1,146,250	—
U.S. Treasury Notes	8,383,252	—	8,383,252	—
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)	$12,831,107	—	$12,831,107	—
TOTAL INVESTMENTS IN SECURITIES	$115,404,826	$64,578,119	$50,826,707	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Portfolio	Trading Securities
Opening balance at January 1, 2010	$—
Net realized and unrealized gain (loss) on investments, foreign currency and options
Purchases, issuances, and settlements	1,260,003
Transfers in and/ or out of level 3
Closing balance at December 31, 2010	1,260,003
The amount of net realized and unrealized gain (loss) on investments, foreign currency and options for the period attributable to change in unrealized appreciation (depreciation) relating to investments still held at December 31, 2010	$—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Portfolios purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Portfolios will write covered call and cash secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended December 31, 2010, written equity and index put options were used in accordance with this objective.

The fair values of derivative instruments as of December 31, 2010 are as follows:

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2010		LIABILITY DERIVATIVES 2010
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$59,872	—	—
Written Call Options	—	—	Written options outstanding, at value	99,190
Total		$59,872		$99,190

For the year ended December 31, 2010, the Alger Mid Cap Growth Portfolio had option purchases of $4,763,268 and option sales of $4,637,310.  The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

THE ALGER PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)

Net realized gain on investments and options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$906,889
Written Options	(533,987)
Total	$372,902

Net change in unrealized appreciation (depreciation) on investments, options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(502,412)
Written Options	(35,765)
Total	$(538,177)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Subsequent Event:

Each Portfolio has evaluated events that have occurred after December 31, 2010.  No events have been identified which require recognition as of December 31, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Portfolios (the “Funds”) comprising the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the respective periods ended December 31, 2008 were audited by other auditors, whose report dated February 10, 2009, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Portfolios as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2011

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2010 and ending December 31, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Six Months Ended December 31, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2010(b)
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,260.21	$5.38	0.94%
	Hypothetical(c)	1,000.00	1,020.44	4.81	0.94
Class S	Actual	1,000.00	1,258.07	7.41	1.30
	Hypothetical(c)	1,000.00	1,018.64	6.62	1.30

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Six Months Ended December 31, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2010(b)
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,234.94	$4.81	0.85%
	Hypothetical(c)	1,000.00	1,020.90	4.35	0.85
Class S	Actual	1,000.00	1,232.35	7.15	1.27
	Hypothetical(c)	1,000.00	1,018.80	6.47	1.27

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,282.70	$5.65	0.98
	Hypothetical(c)	1,000.00	1,020.25	5.00	0.98
Class S	Actual	1,000.00	1,280.08	8.01	1.39
	Hypothetical(c)	1,000.00	1,018.18	7.09	1.39

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,280.91	$5.70	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,272.33	$5.45	0.95
	Hypothetical(c)	1,000.00	1,020.41	4.85	0.95
Class S	Actual	1,000.00	1,270.15	6.98	1.22
	Hypothetical(c)	1,000.00	1,019.05	6.21	1.22

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,231.97	$6.04	1.07
	Hypothetical(c)	1,000.00	1,019.79	5.46	1.07

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,137.12	$4.69	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (49)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (57)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (65)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (76)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (78)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (48)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (73)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (48) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Michael D. Martins (45) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (46) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources.	2005	N/A

Lisa A. Moss (45) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (55) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (49) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (57) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 14, 2010, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund’s portfolios (each a “Portfolio”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Portfolios and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided by Alger Management under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources, operational structures and practices of Alger Management in managing each Portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each equity Portfolio had been consistent with those of a fund that holds itself out to investors as growth-oriented. They also took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Portfolio’s returns  for the year-to-date (at 6/30/10), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/10, and compared them with benchmark and peer-group data for the same periods. They noted that for the year to date through 6/30/10 each of the Portfolios had underperformed both its benchmark and the median for its peers, except that the Large Cap Portfolio, Class I-2 of the Balanced Portfolio and the Small Cap Portfolio had surpassed their respective peer medians and the Small Cap Portfolio had also outperformed its benchmark. The performance of the Portfolios for the 1-, 3- and 5-year periods through 6/30/10 had been generally consistent with the shorter-term data, except that the Large Cap Portfolio had significantly outperformed both its benchmark and its peer median for the 1-year period, the Growth & Income Portfolio had surpassed both measures for the 3-year period, and the Capital Appreciation Portfolio had outperformed both measures for all three periods.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Portfolio’s profitability to Alger Management and its affiliates for the year ended June 30, 2010. In addition, the Trustees reviewed each Portfolio’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that all of the fees and expense ratios were above the median for the applicable FUSE reference groups except that the fees of the Mid Cap and Growth & Income Portfolio, the expense ratio of Class I-2 of the Balanced Portfolio and the fee and expense ratios of the Small Cap Portfolio were below the applicable median. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The Trustees also considered fees paid to Alger Management by other types of clients, specifically mutual funds for which Alger Management was sub-adviser and Alger Management’s institutional clients. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolios because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Portfolios, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of the Adviser and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Portfolios had been profitable to either or both of those entities in the case of one or more Portfolios, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund.  They noted that Alger Management maintains soft-dollar arrangements in connection with the equity Portfolios’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2010, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Management receives fees from the Portfolios under the Administration Agreement, that Alger, Inc. provides a substantial portion of the Portfolios’ equity brokerage and that Alger Management also receives fees from the Fund under a shareholder services agreement.  The Trustees had been provided with information regarding, and had considered, the administration fee, brokerage and shareholder services fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund.  As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations.  At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Portfolio by Alger Management are adequate and appropriate.

•                  The performance of the Portfolios was acceptable to the Board.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Portfolios’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Portfolio.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Portfolios’ most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

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THE ALGER PORTFOLIOS

111 Fifth Avenue

New York, NY 10003

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger American Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

APAR

ITEM 2.  CODE OF ETHICS.

(a)   The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code further clarifies instances when exceptions may be granted by the Chief Compliance Officer or the General Counsel.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2010	$153,500
December 31, 2009	$153,500

b)   Audit-Related Fees: NONE

c)    Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2010	$39,340
December 31, 2009	$25,550

d)   All Other Fees:

December 31, 2010	$6,000
December 31, 2009	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e)    1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)      Not Applicable

g)       Non-Audit Fees:

December 31, 2010	$198,840 and €73,916
December 31, 2009	$185,050

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 15, 2011

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 15, 2011